                                                                    EXHIBIT 10.7
                                                          [LOGO OF FINOVA]


                          LOAN AND SECURITY AGREEMENT

                 VIDEO CITY, INC.                                    LEPTIS MAGNA, INC.
            FED ID TAX NO. 95-3897052                             FED ID TAX NO. 84-0964171
               6840 DISTRICT BLVD.                                15503 E. MISSISSIPPI AVE.
          BAKERSFIELD, CALIFORNIA  93313                           AURORA, COLORADO  80017

            ADVENTURES IN VIDEO, INC.                         OLD REPUBLIC ENTERTAINMENT, INC.
            FED ID TAX NO. 41-1429740                             FED ID TAX NO. 71-0460482
             10705 UNIVERSITY AVE. NE                                 2723 E. MAIN ST.
             BLAINE, MINNESOTA  55434                            VENTURA, CALIFORNIA  93003

              KDDJ INVESTMENTS, INC.                                 SULPIZIO ONE, INC.
            FED ID TAX NO. 94-3057641                             FED ID TAX NO. 33-0636666
             10705 UNIVERSITY AVE. NE                                6840 DISTRICT BLVD.
             BLAINE, MINNESOTA  55434                          BAKERSFIELD, CALIFORNIA  93313

                                  $7,500,000

                                 Credit Limit

                             AS OF MARCH 24, 1998

================================================================================
                               CORPORATE FINANCE
================================================================================

THIS LOAN AND SECURITY AGREEMENT (collectively with the Schedule to Loan Agreement (the "SCHEDULE") attached hereto, the "AGREEMENT") dated the date set
                --------                         ---------
forth on the cover page, is entered into by and among the borrowers named on the cover page (jointly and severally, the "Borrower"), whose address is set forth on the cover page and FINOVA CAPITAL CORPORATION ("FINOVA"), whose address is 355 South Grand Avenue, Los Angeles, California 90071.


1.   DEFINITIONS.

     1.1 Defined Terms.  As used in this Agreement, the following terms have
           -------------
the definitions set forth below:

     "Acquisition" has the meaning set forth in Section 4.1(cc) hereof.
      -----------

     "Acquisition Documents" has the meaning set forth in Section 4.1(cc)
      ---------------------
hereof.

     "ADA" has the meaning set forth in Section 4.1(x) hereof.
      ---

     "Additional Sums" has the meaning set forth in Section 2.9(a) hereof.
      ---------------

     "Affiliate" means any Person controlling, controlled by or under common
      ---------
control with Borrower. For purposes of this definition, "control" means the possession, directly or indirectly, of the power to direct or cause direction of the management and policies of any Person, whether through ownership of common or preferred stock or other equity interests, by contract or otherwise. Without limiting the generality of the foregoing, each of the following shall be an
Affiliate: any officer, director, employee or other agent of Borrower, any shareholder, member or subsidiary of Borrower, and any other Person with whom or which Borrower has common shareholders, officers or directors.

     "Agreement" has the meaning set forth in the preamble.
      ---------

     "Applicable Usury Law" has the meaning set forth in Section 2.9(b) hereof.
      --------------------

     "Business Day" means any day on which commercial banks in both Los Angeles,
      ------------
California and Phoenix, Arizona are open for business.

     "Capital Expenditures" means all expenditures made and liabilities incurred
      --------------------
for the acquisition of any fixed asset or improvement, replacement, substitution or addition thereto which has a useful life of more than one year and including, without limitation, those arising in connection with Capital Leases.

     "Capital Lease" means any lease of property by Borrower, excluding real
      -------------
property leases, that, in accordance with GAAP, should be capitalized for financial reporting purposes and reflected as a liability on the balance sheet of Borrower.

     "Closing Fee" has the meaning set forth in the Schedule.
      -----------

     "Closing Date" means the date of the initial advance made by FINOVA
      ------------
pursuant to this Agreement.

     "Code" means the Uniform Commercial Code as adopted and in effect in the
      ----
State of Arizona from time to time.

     "Collateral" has the meaning set forth in Section 3.1 hereof.
      ----------

     "Collateral Monitoring Fee" has the meaning set forth in the Schedule.
      -------------------------

     "Deposit Accounts" has the meaning set forth in Section 9105 of the Code.
      ----------------

     "Dominion Account" has the meaning set forth in Section 2.10(c) hereof.
      ----------------

     "Eligible Inventory" means Inventory which FINOVA, in its Permitted
      ------------------
Discretion, deems Eligible Inventory, based on such considerations as FINOVA may from time to

FINOVA                                              Loan and Security Agreement
--------------------------------------------------------------------------------

time deem appropriate. Without limiting the generality of the foregoing, no Inventory shall be Eligible Inventory unless, in FINOVA's Permitted Discretion, such Inventory (i) consists of raw materials and finished goods, in good, new and salable condition which are not obsolete or unmerchantable, and are not comprised of work in process, packaging materials or supplies; (iii) meets all standards imposed by any governmental agency or authority; (iv) conforms in all respects to the warranties and representations set forth herein; (v) is at all times subject to FINOVA's duly perfected, first priority security interest; and
(vi) is situated at a location in compliance with Section 5.16 hereof.

     "Equipment" means all of Borrower's present and hereafter acquired
      ---------
machinery, molds, machine tools, motors, furniture, equipment, furnishings, fixtures, trade fixtures, motor vehicles, tools, parts, dyes, jigs, goods and other tangible personal property (other than Inventory) of every kind and description used in Borrower's operations or owned by Borrower and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions or improvements to any of the foregoing, wherever located.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as
      -----
amended, and the regulations thereunder.

     "ERISA Affiliate" means each trade or business (whether or not incorporated
      ---------------
and whether or not foreign) which is or may hereafter become a member of a group of which Borrower is a member and which is treated as a single employer under ERISA Section 4001(b)(1) or IRC Section 414(b) or 414(c).

     "Event of Default" means any of the events set forth in Section 7.1 of this
      ----------------
Agreement.

     "Examination Fee" has the meaning set forth in the Schedule.
      ---------------

     "Excess Availability" means, as of the date of determination thereof, the
      --------------------
amount by which the average daily total principal balance of the Revolving Credit Loans facility which Borrower would be permitted to have outstanding over the prior 30 days, based on the formulas and reserves set forth in the Schedule, exceeds the Inventory Loans then actually outstanding, such excess then being reduced by an amount necessary to provide for the payment of all accounts payable of Borrower which are more than 30 days past due date and all book overdrafts.

     "Excess Cash Flow" means Operating Cash Flow/Permitted less each of Total
      -----------------
Contractual Debt Service.

     "FINOVA Affiliate" has the meaning set forth in Section 9.22 hereof.
      ----------------

     "GAAP" means generally accepted accounting principles in the United States
      ----
of America as in effect from time to time as set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and the statements and pronouncements of the Financial Accounting Standards Boards which are applicable to the circumstances as of the date of determination consistently applied, except that, for the financial covenants set forth in this Agreement, GAAP shall be determined on the basis of such principles in effect on the date hereof and consistent with those used in the preparation of the audited financial statements delivered to Lender prior to the date hereof.

     "General Intangibles" means all general intangibles of Borrower, whether
      -------------------
now owned or hereafter created or acquired by Borrower, including, without limitation, all choses in action, causes of action, corporate or other business records, Deposit Accounts, inventions, designs, drawings, blueprints, Trademarks,

FINOVA                                              Loan and Security Agreement
--------------------------------------------------------------------------------

Licenses and Patents, names, trade secrets, goodwill, copyrights, registrations, licenses, franchises, customer lists, security and other deposits, rights in all litigation presently or hereafter pending for any cause or claim (whether in contract, tort or otherwise), and all judgments now or hereafter arising therefrom, all claims of Borrower against FINOVA, rights to purchase or sell real or personal property, rights as a licensor or licensee of any kind, royalties, telephone numbers, proprietary information, purchase orders, and all insurance policies and claims (including without limitation credit, liability, property and other insurance) tax refunds and claims, computer programs, discs, tapes and tape files, claims under guaranties, security interests or other security held by or granted to Borrower to secure payment of any of the Receivables by an account debtor, all rights to indemnification and all other intangible property of every kind and nature (other than Receivables).

     "Guarantors" has the meaning set forth in the Schedule.
      ----------

     "Indebtedness" means all of Borrower's present and future obligations,
      ------------
liabilities, debts, claims and indebtedness, contingent, fixed or otherwise, however evidenced, created, incurred, acquired, owing or arising, whether under written or oral agreement, operation of law or otherwise, and includes, without limiting the foregoing (i) the Obligations, (ii) obligations and liabilities of any Person secured by a lien, claim, encumbrance or security interest upon property owned by Borrower, even though Borrower has not assumed or become liable therefor, (iii) obligations and liabilities created or arising under any lease (including Capital Leases) or conditional sales contract or other title retention agreement with respect to property used or acquired by Borrower, even though the rights and remedies of the lessor, seller or lender are limited to repossession, (iv) all unfunded pension fund obligations and liabilities and (v) deferred taxes.

     "Initial Term" has the meaning set forth on the Schedule.
      ------------

     "Inventory" means all of Borrower's now owned and hereafter acquired goods,
      ---------
merchandise or other personal property, wherever located, to be furnished under any contract of service or held for sale or lease, all raw materials, work in process, finished goods and materials and supplies of any kind, nature or description which are or might be used or consumed in Borrower's business or used in connection with the manufacture, packing, shipping, advertising, selling or finishing of such goods, merchandise or other personal property, and all documents of title or other documents representing them.

     "Inventory Loans" has the meaning set forth in the Schedule.
      ---------------

     "IRC" means the Internal Revenue Code of 1986, as amended, and the
      ---
regulations thereunder.

     "Loans" has the meaning set forth in Section 2.2 hereof.
      -----

     "Loan Documents" means, collectively, this Agreement, any note or notes
      --------------
executed by Borrower and payable to FINOVA, and any other present or future agreement entered into in connection with this Agreement, together with all alterations, amendments, changes, extensions, modifications, refinancings, refundings, renewals, replacements, restatements, or supplements, of or to any of the foregoing.

     "Loan Party" means Borrower, each Guarantor, each Subordinating Creditor
      ----------
and each other party (other than FINOVA) to any Loan Document.

     "Loan Reserves" means, as of any date of determination, such amounts as
      --------------
FINOVA may from time to time establish and revise in good faith reducing the amount of Revolving Credit Loans which would otherwise be available to Borrower under the lending

FINOVA                                              Loan and Security Agreement
--------------------------------------------------------------------------------

formula(s) provided in the Schedule: (a) to reflect events, conditions, contingencies or risks which, as determined by FINOVA in good faith, do or may affect either (i) the Collateral or any other property which is security for the Obligations or its value, (ii) the assets, business or prospects of Borrower or any Guarantor or (iii) the security interests and other rights of FINOVA in the Collateral (including the enforceability, perfection and priority thereof) or
(b) to reflect FINOVA's good faith belief that any collateral report or financial information furnished by or on behalf of Borrower or any Guarantor to FINOVA is or may have been incomplete, inaccurate or misleading in any material respect or (c) in respect of any state of facts which FINOVA determines in good faith constitutes an Event of Default or may, with notice or passage of time or both, constitute an Event of Default."

     "Loan Year" means each twelve month period commencing on the Closing Date.
      ---------

     "Maximum Interest Rate" has the meaning set forth in Section 2.9(b) hereof.
      ---------------------

     "Multiemployer Plan" means a "multiemployer plan" as defined in ERISA
      ------------------
Sections 3(37) or 4001(a)(3) or IRC Section 414(f) which covers employees of Borrower or any ERISA Affiliate.

     "Obligations" means all present and future loans, advances, debts,
      -----------
liabilities, obligations, covenants, duties and indebtedness at any time owing by Borrower to FINOVA, whether evidenced by this Agreement, any note or other instrument or document, whether arising from an extension of credit, opening of a letter of credit, banker's acceptance, loan, guaranty, indemnification or otherwise, whether direct or indirect (including, without limitation, those acquired by assignment and any participation by FINOVA in Borrower's debts owing to others), absolute or contingent, due or to become due, including, without limitation, all interest, charges, expenses, fees, attorney's fees, expert witness fees, Examination Fee, Collateral Monitoring Fee, Closing Fee, Success Fee, Termination Fee and any other sums chargeable to Borrower hereunder or under any other agreement with FINOVA.

     "Operating Cash Flow/Actual" means, for any period, Borrower's net income
      --------------------------
or loss (excluding the effect of any extraordinary gains or losses), determined in accordance with GAAP, plus or minus each of the following items, to the
                         ----    ------
extent deducted from or added to the revenues of Borrower in the calculation of net income or loss: (i) depreciation; (ii) amortization and other non-cash charges; (iii) interest expense paid or accrued; and (iv) total federal and state income tax expense determined as the accrued liability of Borrower in respect of such period, regardless of what portion of such expense has actually been paid by Borrower during such period; and after deduction for each of (a) federal and state income taxes, to the extent actually paid during such period;
(b) any non-cash income; and (c) all actual Capital Expenditures made during such period and not financed; provided that any equity contribution to Borrower
                              --------
after the date hereof shall be excluded from Operating Cash Flow/Actual, and provided further that, if no Event of Default has occurred and is continuing,
-------- -------
for Borrower's 1999 fiscal year, up to $300,000 of purchases of rental tape inventory financed by additional credit over the current credit extended to Borrower by its suppliers, evidenced by a writing in form and substance reasonably satisfactory to FINOVA, shall be excluded from Operating Cash Flow/Actual to the extent utilized.

     "Operating Cash Flow/Permitted" means, for any period, Borrower's net
      ------------------------------
income or loss (excluding the effect of any extraordinary gains or losses), determined in accordance with GAAP, plus or minus each of the following items,
                                    ----    ------
to the extent deducted from or added to the revenues of Borrower in the calculation of net income or loss: (i) depreciation; (ii)

FINOVA                                              Loan and Security Agreement
--------------------------------------------------------------------------------

amortization and other non-cash charges; (iii) interest expense paid or accrued;
(iv) total federal and state income tax expense determined as the accrued liability of Borrower in respect of such period, regardless of what portion of such expense has actually been paid by Borrower during such period; and (v) fees paid to Subordinating Creditors, to the extent permitted hereunder, and after deduction for each of (a) federal and state income taxes, to the extent actually paid during such period; (b) any non-cash income; and (c) all permitted Capital Expenditures (without regard to any waiver given by FINOVA with respect to any limitation on such Capital Expenditures) actually made during such period and not financed.

     "Overadvance" has the meaning set forth in Section 2.3.
      ------------

     "Overline" has the meaning set forth in Section 2.3.
      --------

     "PBGC" means the Pension Benefit Guarantee Corporation.
      ----

     "Permitted Discretion" means FINOVA's judgment exercised in good faith
      --------------------
based upon its consideration of any factor which FINOVA believes in good faith:
(i) will or could adversely affect the value of any Collateral, the enforceability or priority of FINOVA's liens thereon or the amount which FINOVA would be likely to receive (after giving consideration to delays in payment and costs of enforcement) in the liquidation of such Collateral; (ii) suggests that any collateral report or financial information delivered to FINOVA by any Person on behalf of the Borrower is incomplete, inaccurate or misleading in any material respect; (iii) materially increases the likelihood of a bankruptcy, reorganization or other insolvency proceeding involving the Borrower, any Loan Party or any of the Collateral, or (iv) creates or reasonably could be expected to create an Event of Default. In exercising such judgment, FINOVA may consider such factors already included in or tested by the definition of Eligible Inventory, as well as any of the following: (i) the financial and business climate of the Borrower's industry and general macroeconomic conditions, (ii) changes in collection history and dilution with respect to the Receivables,
(iii) changes in demand for, and pricing of, Inventory, (iv) changes in any concentration of risk with respect to Receivables and/or Inventory, and (v) any other factors that change the credit risk of lending to the Borrower on the security of the Receivables and Inventory. The burden of establishing lack of good faith hereunder shall be on the Borrower.

     "Permitted Encumbrance" means each of the liens, mortgages and other
      ---------------------
security interests set forth on the Schedule.

     "Person" means any individual, sole proprietorship, partnership, joint
      ------
venture, trust, unincorporated organization, association, corporation, limited liability company, government, or any agency or political division thereof, or any other entity.

     "Plan" means any plan described in ERISA Section 3(2) maintained for
      ----
employees of Borrower or any ERISA Affiliate, other than a Multiemployer Plan.

     "Prepared Financials" means the balance sheets of Borrower as of the date
      -------------------
set forth in the Schedule in the section entitled `Reporting Requirements' , and as of each subsequent date on which audited balance sheets are delivered to FINOVA from time to time hereunder, and the related statements of operations, changes in stockholder's equity and changes in cash flow for the periods ended on such dates.

     "Prime Rate" has the meaning set forth in the Schedule.
      ----------

     "Prohibited Transaction" means any transaction described in Section 406 of
      ----------------------
ERISA which is not exempt by reason of Section 408 of ERISA, and any transaction described in IRC

FINOVA                                               Loan and Security Agreement
--------------------------------------------------------------------------------

Section 4975(c) which is not exempt by reason of IRC Section 4975(c)(2).

     "Receivables" means all of Borrower's now owned and hereafter acquired
      -----------
accounts (whether or not earned by performance), proceeds of any letters of credit naming Borrower as beneficiary, contract rights, chattel paper, instruments, documents and all other forms of obligations at any time owing to Borrower, all guaranties and other security therefor, whether secured or unsecured, all merchandise returned to or repossessed by Borrower, and all rights of stoppage in transit and all other rights or remedies of an unpaid vendor, lienor or secured party.

     "Renewal Term" has the meaning set forth on the Schedule.
      ------------

     "Reportable Event" means a reportable event described in ERISA Section 4043
      ----------------
or the regulations thereunder for which notice to the PBGC is not waived under the applicable regulations, a withdrawal from a plan described in ERISA Section 4063, or a cessation of operations described in ERISA Section 4062(e).

     "Revolving Credit Loans" has the meaning set forth in the Schedule.
      ----------------------

     "Revolving Credit Limit" has the meaning set forth in the Schedule.
      ----------------------

     "Revolving Interest Rate" has the meaning set forth in the Schedule.
      -----------------------

     "Schedule" has the meaning set forth in the preamble.
      --------

     "Seller" has the meaning set forth in the Schedule.
      ------

     "Seller Noncompete Agreement" has the meaning set forth in the Schedule.
      ---------------------------

     "Senior Contractual Debt Service" means, for any period, the sum of
      -------------------------------
payments made or required to be made by Borrower during such period for (i) interest and scheduled principal payments due on the Term Loans (excluding the amortization of the Closing Fee and voluntary prepayment and payments made from Borrower's Excess Cash Flow, as required pursuant to the Schedule), and (ii) interest only payments due on the Revolving Credit Loans facility plus the Collateral Monitoring Fee, the Success Fee and the Unused Line Fee.

     "Start Date" has the meaning set forth in the Schedule.
      ----------

     "Stock Purchase Agreements" means those certain Agreements of Merger and
      -------------------------
Plan of Reorganization between Video City, Inc. and the shareholders of the Borrowers other than Video City, Inc. pursuant to which Video City, Inc. has acquired or will acquire all the shares of capital stock of the other Borrowers.

     "Subordinated Debt" means liabilities of Borrower the repayment of which is
      -----------------
subordinated, to the payment and performance of the Obligations, pursuant to a subordination agreement acceptable to FINOVA in its sole discretion.

     "Subordinating Creditor" has the meaning set forth in the Schedule.
      ----------------------

     "Subsidiary Merger" means the merger of Adventures in Video, Inc., KDDJ
      -----------------
Investments, Inc., Leptis Magna, Inc., and Sulpizio One, Inc. into Old Republic Entertainment, Inc. with Old Republic Entertainment, Inc. being the surviving corporation, all within 120 days of the Closing Date.

     "Success Fee" has the meaning set forth in the Schedule.
      -----------

     "Term Loans" has the meaning set forth in the Schedule.
      ----------

     "Termination Fee" has the meaning set forth in Section 9.2(d) hereof.
      ---------------

     "Tranche A Term Loan" has the meaning set forth in the Schedule.
      -------------------

FINOVA                                               Loan and Security Agreement
--------------------------------------------------------------------------------

     "Tranche B Term Loan" has the meaning set forth in the Schedule.
      -------------------

     "Tranche C Term Loan" has the meaning set forth in the Schedule.
      -------------------

     "Total Contractual Debt Service" means, for any period, the sum of payments
      ------------------------------
made (or, as to clause (i) of this sentence, required to be made) by Borrower during such period for (i) Senior Contractual Debt Service, (ii) pursuant to the Seller Note and/or Noncompete Agreement, (iii) interest and scheduled principal payments due on any and all other Indebtedness of Borrower, including without limitation the Subordinated Indebtedness, and (iv) cash dividends paid on Borrower's preferred stock.

     "Total Facility" has the meaning set forth in Section 2.1 hereof.
      --------------

     "Trademarks, Copyrights, Licenses and Patents" means all of Borrower's
      --------------------------------------------
right, title and interest in and to, whether now owned or hereafter acquired:
(i) trademarks, trademark registrations, trade names, trade name registrations, and trademark or trade name applications, including without limitation such as are listed on the Schedule attached hereto and made a part hereof, as the same may be amended from time to time, and (a) renewals thereof, (b) all income, royalties, damages and payments now and hereafter due and/or payable with respect thereto, including without limitation, damages and payments for past or future infringements thereof, (c) the right to sue for past, present and future infringements thereof, (d) all rights corresponding thereto throughout the world, and (e) the goodwill of the business operated by Borrower connected with and symbolized by any trademarks or trade names; (ii) copyrights, copyright registrations and copyright applications, including without limitation such as are listed on the Schedule attached hereto and made a part hereof, as the same may be amended from time to time, and (a) renewals thereof, (b) all income, royalties, damages and payments now and hereafter due and/or payable with respect thereto, including without limitation, damages and payments for past or future infringements thereof, (c) the right to sue for past, present and future infringements thereof, and (d) all rights corresponding thereto throughout the world; (iii) license agreements, including without limitation such as are listed on the Schedule attached hereto and made a part hereof, and the right to prepare for sale, sell and advertise for sale any Inventory now or hereafter owned by Borrower and now or hereafter covered by such licenses; and (iv) patents and patent applications, registered or pending, including without limitation such as are listed on the Schedule attached hereto, together with all income, royalties, shop rights, damages and payments thereto, the right to sue for infringements thereof, and all rights thereto throughout the world and all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof.

     "Unused Line Fee" has the meaning set forth in the Schedule.
      ---------------

     "Warrant" has the meaning set forth in the Schedule.
      -------

     1.2  Other Terms.  All accounting terms used in this Agreement, unless
          -----------
otherwise indicated, shall have the meanings given to such terms in accordance with GAAP. All other terms contained in this Agreement, unless otherwise indicated, shall have the meanings provided by the Code, to the extent such terms are defined therein.

2.   LOANS; INTEREST RATE AND OTHER CHARGES.

     2.1  Total Facility.  Upon the terms and conditions set forth herein and
          --------------
provided that no Event of Default or event which, with the giving of notice or the passage of time, or both, would constitute an Event of Default, shall have occurred and be continuing, FINOVA shall, upon Borrower's request, make advances to Borrower from time to time in an aggregate

FINOVA                                               Loan and Security Agreement
--------------------------------------------------------------------------------

outstanding principal amount not to exceed the Total Facility amount (the "Total
                                                                           -----
Facility") set forth on the Schedule hereto, subject to deduction of reserves
--------
for accrued interest and such other reserves as FINOVA deems proper from time to time, and less amounts FINOVA may be obligated to pay in the future on behalf of Borrower. The Schedule is an integral part of this Agreement and all references to "herein", "herewith" and words of similar import shall for all purposes be deemed to include the Schedule.

     2.2  Loans.  Advances under the Total Facility ("Loans" and individually,
          -----                                       -----
a "Loan") shall be comprised of the amounts shown on the Schedule.
   ----

     2.3  Overlines; Overadvances.  If at any time or for any reason the
          -----------------------
outstanding amount of advances extended or issued pursuant hereto exceeds any of the dollar limitations ("Overline") or percentage limitations ("Overadvance") in
                         --------                               -----------
the Schedule, then Borrower shall, upon FINOVA's demand, immediately pay to FINOVA, in cash, the full amount of such Overline or Overadvance which, at FINOVA's option, may be applied to reduce the outstanding principal balance of the Loans. Without limiting Borrower's obligation to repay to FINOVA on demand the amount of any Overline or Overadvance, Borrower agrees to pay FINOVA interest on the outstanding principal amount of any Overline or Overadvance, on demand, at the rate set forth on the Schedule and applicable to the Revolving Credit Loans.

     2.4  Intentionally Deleted.
          ---------------------

     2.5  Loan Account.  All advances made hereunder shall be added to and
          ------------
deemed part of the Obligations when made. FINOVA may from time to time charge all Obligations of Borrower to Borrower's loan account with FINOVA.

     2.6  Interest; Fees; Warrants.  Borrower shall pay FINOVA interest on the
          ------------------------
daily outstanding balance of the Obligations at the per annum rate set forth on the Schedule. Borrower shall also pay FINOVA the fees set forth on the Schedule. Video City, Inc. shall issue FINOVA Warrants to acquire the capital stock of Video City, Inc., as summarized in the Schedule and as more fully set forth in a separate warrant agreement executed by Video City, Inc. contemporaneously with this Agreement.

     2.7  Default Interest Rate. Upon the occurrence and during the
          ---------------------
continuation of an Event of Default, Borrower shall pay FINOVA interest on the daily outstanding balance of the Obligations at a rate per annum which is two percent (2%) in excess of the rate which would otherwise be applicable thereto pursuant to the Schedule.

     2.8  Examination Fee.  Borrower agrees to pay to FINOVA the Examination
          ---------------
Fee in the amount set forth on the Schedule in connection with each audit or examination of Borrower performed by FINOVA prior to or after the date hereof. Without limiting the generality of the foregoing, Borrower shall pay to FINOVA an initial Examination Fee in an amount equal to the amount set forth on the Schedule. Such initial Examination Fee shall be deemed fully earned at the time of payment and due and payable upon the closing of this transaction, and shall be deducted from any good faith deposit paid by Borrower to FINOVA prior to the date of this Agreement.

     2.9  Excess Interest. (a)  The contracted for rate of interest of the loan
          ---------------
contemplated hereby, without limitation, shall consist of the following: (i) the interest rate set forth on the Schedule, calculated and applied to the principal balance of the Obligations in accordance with the provisions of this Agreement; (ii) interest after an Event of

FINOVA                                               Loan and Security Agreement
--------------------------------------------------------------------------------

Default, calculated and applied to the amount of the Obligations in accordance with the provisions hereof; and (iii) all Additional Sums (as herein defined), if any. Borrower agrees to pay an effective contracted for rate of interest which is the sum of the above-referenced elements. The Examination Fee, attorneys fees, expert witness fees, collateral monitoring fees, closing fees, success fees, Termination Fees, other charges, goods, things in action or any other sums or things of value paid or payable by Borrower (collectively, the "Additional Sums"), whether pursuant to this Agreement or any other documents
 ---------------
or instruments in any way pertaining to this lending transaction, or otherwise with respect to this lending transaction, that under any applicable law may be deemed to be interest with respect to this lending transaction, for the purpose of any applicable law that may limit the maximum amount of interest to be charged with respect to this lending transaction, shall be payable by Borrower as, and shall be deemed to be, additional interest and for such purposes only, the agreed upon and "contracted for rate of interest" of this lending transaction shall be deemed to be increased by the rate of interest resulting from the inclusion of the Additional Sums.

                 (b) It is the intent of the parties to comply with the usury laws of the State of Arizona (the "Applicable Usury Law"). Accordingly, it is
                                   --------------------
agreed that notwithstanding any provisions to the contrary in this Agreement, or in any of the documents securing payment hereof or otherwise relating hereto, in no event shall this Agreement or such documents require the payment or permit the collection of interest in excess of the maximum contract rate permitted by the Applicable Usury Law (the "Maximum Interest Rate"). In the event (a) any
                               ---------------------
such excess of interest otherwise would be contracted for, charged or received from Borrower or otherwise in connection with the loan evidenced hereby, or (b) the maturity of the Obligations is accelerated in whole or in part, or (c) all or part of the Obligations shall be prepaid, so that under any of such circumstances the amount of interest contracted for, shared or received in connection with the loan evidenced hereby, would exceed the Maximum Interest Rate, then in any such event (1) the provisions of this paragraph shall govern and control, (2) neither Borrower nor any other Person now or hereafter liable for the payment of the Obligations shall be obligated to pay the amount of such interest to the extent that it is in excess of the Maximum Interest Rate, (3) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal amount of the Obligations or refunded to Borrower, at FINOVA's option, and (4) the effective rate of interest shall be automatically reduced to the Maximum Interest Rate. It is further agreed, without limiting the generality of the foregoing, that to the extent permitted by the Applicable Usury Law: (x) all calculations of interest which are made for the purpose of determining whether such rate would exceed the Maximum Interest Rate shall be made by amortizing, prorating, allocating and spreading during the period of the full stated term of the loan evidenced hereby, all interest at any time contracted for, charged or received from Borrower or otherwise in connection with such loan; and (y) in the event that the effective rate of interest on the loan should at any time exceed the Maximum Interest Rate, such excess interest that would otherwise have been collected had there been no ceiling imposed by the Applicable Usury Law shall be paid to FINOVA from time to time, if and when the effective interest rate on the loan otherwise falls below the Maximum Interest Rate, to the extent that interest paid to the date of calculation does not exceed the Maximum Interest Rate, until the entire amount of interest which would otherwise have been collected had there been no ceiling imposed by the Applicable Usury Law has been paid in full. Borrower further agrees that should the Maximum Interest Rate be increased at any time hereafter because of a change in the Applicable

FINOVA                                               Loan and Security Agreement
--------------------------------------------------------------------------------

Usury Law, then to the extent not prohibited by the Applicable Usury Law, such increases shall apply to all indebtedness evidenced hereby regardless of when incurred; but, again to the extent not prohibited by the Applicable Usury Law, should the Maximum Interest Rate be decreased because of a change in the Applicable Usury Law, such decreases shall not apply to the indebtedness evidenced hereby regardless of when incurred.

     2.10  Principal Payments; Proceeds of Collateral.
           -------------------------------------------

                (a)  Principal Payments. Except where evidenced by notes or
                     ------------------
other instruments issued or made by Borrower to FINOVA specifically containing payment provisions which are in conflict with this Section 2.10 (in which event the conflicting provisions of said notes or other instruments shall govern and control), that portion of the Obligations consisting of principal payable on account of Loans shall be payable by Borrower to FINOVA immediately upon the earliest of (i) the receipt by FINOVA or Borrower of any proceeds of any of the Collateral, to the extent of said proceeds, (ii) the occurrence of an Event of Default in consequence of which FINOVA elects to accelerate the maturity and payment of such loans, or (iii) any termination of this Agreement pursuant to
Section 9.2 hereof; provided, however, that any Overadvance or Overline shall
                    --------  -------
be payable on demand pursuant to the provisions of Section 2.3 hereof.

                (b)  Collections. Until FINOVA notifies Borrower to the
                     -----------
contrary, Borrower may make collection of all Receivables for FINOVA and shall receive all such payments or sums as trustee of FINOVA and cause the immediate delivery of all such payments or sums to FINOVA's bank account as directed by FINOVA. FINOVA or its designee may, at any time, notify account debtors that the Receivables have been assigned to FINOVA and of FINOVA's security interest therein, and may collect the Receivables directly and charge the collection costs and expenses to Borrower's loan account. Borrower agrees that, in computing the charges under this Agreement, all items of payment shall be deemed applied by FINOVA on account of the Obligations two (2) Business Days after receipt by FINOVA of good funds which have been finally credited to FINOVA's account, whether such funds are received directly from Borrower or from the Dominion Account bank, pursuant to Section 2.10(c) hereof, and this provision shall apply regardless of the amount of the Obligations outstanding or whether any Obligations are outstanding; provided, that if any such good funds are
                                 --------
received after 12:00 p.m. noon (Los Angeles time) on any Business Day or at any time on any day not constituting a Business Day, such funds shall be deemed received on the immediately following Business Day. FINOVA is not, however, required to credit Borrower's account for the amount of any item of payment which is unsatisfactory to FINOVA in its Permitted Discretion and FINOVA may charge Borrower's loan account for the amount of any item of payment which is returned to FINOVA unpaid.

                 (c)  Establishment of a Dominion Account.  FINOVA may
                      -----------------------------------
establish depository accounts in the name of FINOVA at a bank or banks for the deposit of such funds (each, a "Dominion Account") and, unless Borrower shall
                                ----------------
be otherwise directed by FINOVA in writing, Borrower shall deposit all proceeds of Receivables and all cash proceeds of any sale of Inventory or, to the extent permitted herein, Equipment or cause same to be deposited, in kind, in such Dominion Accounts of FINOVA, and, unless otherwise provided herein, all such funds shall be applied by FINOVA to the Obligations in such order as FINOVA determines in its sole discretion.

FINOVA                                               Loan and Security Agreement
--------------------------------------------------------------------------------

                (d)  Payments Without Deductions.  Borrower shall pay
                     ---------------------------
principal, interest, and all other amounts payable hereunder, or under any other Loan Document, without any deduction whatsoever, including, but not limited to, any deduction for any setoff or counterclaim.

                (e)  Collection Days Upon Repayment.  In the event Borrower
                     ------------------------------
repays the Obligations in full at any time hereafter, such payment in full shall be credited (conditioned upon final collection) to Borrower's loan account three
(3) Business Days after FINOVA's receipt thereof.

                (f)  Monthly Accountings.  FINOVA shall provide Borrower
                     -------------------
monthly with an account of advances, charges, expenses and payments made pursuant to this Agreement. Such account shall be deemed correct, accurate and binding on Borrower and an account stated (except for reverses and reapplications of payments made and corrections of errors discovered by FINOVA), unless Borrower notifies FINOVA in writing to the contrary within thirty (30) days after each account is rendered, describing the nature of any alleged errors or admissions.

     2.11  Application of Collateral.  Except as otherwise provided herein,
           -------------------------
FINOVA shall have the continuing and exclusive right to apply or reverse and re-apply any and all payments to any portion of the Obligations in such order and manner as FINOVA shall determine in its sole discretion. To the extent that Borrower makes a payment or FINOVA receives any payment or proceeds of the Collateral for Borrower's benefit which is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver or any other party under any bankruptcy law, common law or equitable cause, or otherwise, then, to such extent, the Obligations or part thereof intended to be satisfied shall be revived and continue as if such payment or proceeds had not been received by FINOVA.

     2.12  Application of Payments.  The amount of all payments or amounts
           -----------------------
received by FINOVA with respect to the Loan shall be applied to the extent applicable under this Agreement: (i) first, to accrued interest through the date of such payment, including any Default Interest; (ii) then, to any late fees, overdue risk assessments, Examination Fee and expenses, collection fees and expenses and any other fees and expenses due to FINOVA hereunder; and (iii) last, the remaining balance, if any, to the unpaid principal balance of the Loan; provided however, while an Event of Default exists under this Agreement, or under any other Loan Document, each payment hereunder shall be (x) held as cash collateral to secure contingent obligations arising under the Loan Documents and/or (y) applied to amounts owed to FINOVA by Borrower as FINOVA in its sole discretion may determine. In calculating interest and applying payments as set forth above: (a) interest shall be calculated and collected through the date a payment is actually applied by FINOVA under the terms of this Agreement; (b) interest on the outstanding balance shall be charged during any grace period permitted hereunder; (c) at the end of each month, all accrued and unpaid interest and other charges provided for hereunder shall be added to the principal balance of the Loan; and (d) to the extent that Borrower makes a payment or FINOVA receives any payment or proceeds of the Collateral for Borrower's benefit that is subsequently invalidated, set aside or required to be repaid to any other Person, then, to such extent, the Obligations intended to be satisfied shall be revived and continue as if such payment or proceeds had not been received by FINOVA and FINOVA may adjust the Loan balances as FINOVA, in its sole discretion, deems appropriate under the circumstances.

FINOVA                                               Loan and Security Agreement
--------------------------------------------------------------------------------

     2.13  Notification of Closing.  Borrower shall provide FINOVA with at
           -----------------------
least forty-eight (48) hours prior written notice of the Closing Date, to enable FINOVA to arrange for the availability of funds. In the event the closing does not take place on the date specified in Borrower's notice to FINOVA, other than through the fault of FINOVA, Borrower agrees to reimburse FINOVA for FINOVA's costs to maintain the necessary funds available for the closing, at the Term Interest Rate with respect to the amount specified in the Schedule, and at the Revolving Interest Rate with respect to an amount equal to the initial advance under the Revolving Credit Loans facility which is to be made on the Closing Date, for the number of days which elapse between the date specified in Borrower's notice and the date upon which the closing actually occurs (which number of days shall not include the date specified in Borrower's notice, but shall include the Closing Date).

3.   SECURITY.

     3.1  Security Interest in the Collateral.  To secure the payment and
           -----------------------------------
performance of the Obligations when due, Borrower hereby grants to FINOVA a first priority security interest (subject only to Permitted Encumbrances) in all of Borrower's now owned or hereafter acquired or arising Inventory, Equipment, Receivables, life insurance policies and the proceeds thereof, Trademarks, Copyrights, Licenses and Patents, Borrower's rights, but not its obligations, under the Acquisition Documents, Investment Property (as defined in Section 9-115 of the Code) and General Intangibles; including, without limitation, all of Borrower's Deposit Accounts, money, any and all property now or at any time hereafter in FINOVA's possession (including claims and credit balances), and all proceeds (including proceeds of any insurance policies, proceeds of proceeds and claims against third parties), all products and all books and records and computer data related to any of the foregoing (all of the foregoing, together with all other property in which FINOVA may be granted a lien or security interest, is referred to herein, collectively, as the "Collateral"); provided
                                                       ----------    --------
that on the date hereof, Borrower is selling to a third party its library of approximately 47 films previously owned by Prism Entertainment Corporation, together with related accounts receivable, and FINOVA shall not have a security interest in such library and such related accounts receivable.

     3.2  Perfection and Protection of Security Interest.  Borrower shall, at
          ----------------------------------------------
its expense, take all actions requested by FINOVA at any time to perfect, maintain, protect and enforce FINOVA's first priority security interest and other rights in the Collateral and the priority thereof from time to time, including, without limitation, (i) executing and filing financing or continuation statements and amendments thereof and executing and delivering such documents and titles in connection with motor vehicles as FINOVA shall require, all in form and substance satisfactory to FINOVA, (ii) maintaining a perpetual inventory and complete and accurate stock records, (iii) delivering to FINOVA warehouse receipts covering any portion of the Collateral located in warehouses and for which warehouse receipts are issued, and transferring Inventory to warehouses designated by FINOVA, (iv) placing notations on Borrower's books of account to disclose FINOVA's security interest therein and (v) delivering to FINOVA all letters of credit on which Borrower is named beneficiary. FINOVA may file, without Borrower's signature, one or more financing statements disclosing FINOVA's security interest under this Agreement. Borrower agrees that a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement. If any Collateral is at any time in the possession or control of any warehouseman, bailee or any of

FINOVA                                               Loan and Security Agreement
--------------------------------------------------------------------------------

Borrower's agents or processors, Borrower shall notify such Person of FINOVA's security interest in such Collateral and, upon FINOVA's request, instruct them to hold all such Collateral for FINOVA's account subject to FINOVA's instructions. From time to time, Borrower shall, upon FINOVA's request, execute and deliver confirmatory written instruments pledging the Collateral to FINOVA, but Borrower's failure to do so shall not affect or limit FINOVA's security interest or other rights in and to the Collateral. Until the Obligations have been fully satisfied and FINOVA's obligation to make further advances hereunder has terminated, FINOVA's security interest in the Collateral shall continue in full force and effect.

     3.3  Preservation of Collateral.  FINOVA may, in its Permitted Discretion,
           --------------------------
at any time discharge any lien or encumbrance on the Collateral or bond the same, pay any insurance, maintain guards, pay any service bureau, obtain any record or take any other action to preserve the Collateral and charge the cost thereof to Borrower's loan account as an Obligation.

     3.4  Insurance.  Borrower will maintain and deliver evidence to FINOVA of
          ---------
such insurance as is required by FINOVA, written by insurers, in amounts, and with lender's loss payee, additional insured, and other endorsements, satisfactory to FINOVA. All premiums with respect to such insurance shall be paid by Borrower as and when due. Accurate and certified copies of the policies shall be delivered by Borrower to FINOVA. If Borrower fails to comply with this Section, FINOVA may (but shall not be required to) procure such insurance and endorsements at Borrower's expense and charge the cost thereof to Borrower's loan account as an Obligation.

     3.5  Collateral Reporting; Inventory.
          -------------------------------
                (a)  Invoices.  Borrower shall not re-date any invoice or sale
                     --------
from the original date thereof or make sales on extended terms beyond those customary in Borrower's industry, or otherwise extend or modify the term of any Receivable. If Borrower becomes aware of any matter affecting any Receivable, including information affecting the credit of the account debtor thereon, Borrower shall promptly notify FINOVA in writing.

                (b)  Instruments.  In the event any Receivable is or becomes
                     -----------
evidenced by a of money, Borrower shall immediately deliver such instrument to FINOVA appropriately endorsed to FINOVA and, regardless of the form of any presentment, demand, notice of dishonor, protest and notice of protest with respect thereto, Borrower shall remain liable thereon until such instrument is paid in full.

                (c)  Physical Inventory.  Borrower shall conduct a physical
                     ------------------
count of the Inventory at such intervals as FINOVA requests and promptly supply FINOVA with a copy of such accounts accompanied by a report of the value (calculated at the lower of cost or market value on a first in, first out basis) of the Inventory and such additional information with respect to the Inventory as FINOVA may request from time to time.

                (d)  Returns.  For so long as no Event of Default has occurred
                     -------
and is continuing and subject to the provisions of Section 3.6(b), if any account debtor returns any Inventory to Borrower in the ordinary course of its business, Borrower shall promptly determine the reason for such return and promptly issue a credit memorandum to the account debtor (sending a copy to FINOVA) in the appropriate amount. In the event any attempted return

FINOVA                                               Loan and Security Agreement
--------------------------------------------------------------------------------

occurs after the occurrence of any Event of Default, Borrower shall (i) hold the returned Inventory in trust for FINOVA, (ii) segregate all returned Inventory from all of Borrower's other property, (iii) conspicuously label the returned Inventory as FINOVA's property, and (iv) immediately notify FINOVA of the return of any Inventory, specifying the reason for such return, the location and condition of the returned Inventory, and on FINOVA's request deliver such returned Inventory to FINOVA.

                (e)  Borrower shall not consign any Inventory.

     3.6  Eligibility.  FINOVA at any time shall be entitled to (a) establish
          -----------
and increase or decrease reserves against Eligible Inventory, (b) reduce the advance rates in the Schedule or restore such advance rates to any level equal to or below the advance rates set forth in the Schedule or (c) impose additional restrictions (or eliminate the same) to the standards of eligibility set forth in the definition of "Eligible Inventory," in the exercise of its Permitted Discretion. FINOVA may but shall not be required to rely on the schedules and/or reports delivered to FINOVA in connection herewith in determining the eligibility of Inventory. Reliance thereon by FINOVA from time to time shall not be deemed to limit the right of FINOVA to revise advance rates or standards of eligibility as provided above.

     3.7  Equipment.  Borrower shall keep and maintain the Equipment in good
          ---------
operating condition and repair and make all necessary replacements thereto to maintain and preserve the value and operating efficiency thereof at all times consistent with Borrower's past practice, ordinary wear and tear excepted. Borrower shall not permit any item of Equipment to become a fixture (other than a trade fixture) to real estate or an accession to other property.

     3.8  Other Liens; No Disposition of Collateral.  Borrower represents,
          -----------------------------------------
warrants and covenants that except for FINOVA's security interest, Permitted Encumbrances, and such other liens, claims and encumbrances as may be permitted by FINOVA in its sole discretion from time to time in writing, (a) all Collateral is and shall continue to be owned by it free and clear of all liens, claims and encumbrances whatsoever and (b) Borrower shall not, without FINOVA's prior written approval, sell, encumber or dispose of or permit the sale, encumbrance or disposal of any Collateral or all or any substantial part of any of its other assets (or any interest of Borrower therein), except for the sale of Inventory in the ordinary course of Borrower's business. In the event FINOVA gives any such prior written approval with respect to any such sale of Collateral, the same may be conditioned on the sale price being equal to, or greater than, an amount acceptable to FINOVA. The proceeds of any such sales of Collateral shall be remitted to FINOVA pursuant to this Agreement for application to the Obligations.

     3.9  Collateral Security.  The Obligations shall constitute one loan
          -------------------
secured by the Collateral. FINOVA may, in its sole discretion, (i) exchange, enforce, waive or release any of the Collateral, (ii) apply Collateral and direct the order or manner of sale thereof as it may determine, and (iii) settle, compromise, collect or otherwise liquidate any Collateral in any manner without affecting its right to take any other action with respect to any other Collateral.

     4.   CONDITIONS OF CLOSING.

          4.1  Initial Advance.  The obligation of FINOVA to make the initial
               ---------------
advance hereunder is subject to the fulfillment, to the satisfaction of FINOVA and its counsel, of each of the following conditions on or prior to the date set forth on the Schedule:

FINOVA                                               Loan and Security Agreement
--------------------------------------------------------------------------------

                (a)  Loan Documents.  FINOVA shall have received each of the
                     --------------
following Loan Documents: (i) the Agreement fully and properly executed by Borrower; (ii) promissory notes in such amounts and on such terms and conditions as FINOVA shall specify, executed by Borrower; (iii) Guaranties executed by each of the Guarantors and/or Support Agreements executed by the applicable parties;
(iv) such security agreements, intellectual property assignments, pledge agreements, mortgages and deeds of trust as FINOVA may require with respect to this Agreement and any Guaranties, executed by each of the parties thereto and, if applicable, duly acknowledged for recording or filing in the appropriate governmental offices; (v) Subordination Agreements in form and substance acceptable to FINOVA, executed by each of the Subordinating Creditors, together with copies of all instruments subject thereto showing a legend indicating such subordination; (vi) such Dominion Account agreements as it shall determine; and
(vii) such other documents, instruments and agreements in connection herewith as FINOVA shall require, executed, certified and/or acknowledged by such parties as FINOVA shall designate;

                (b)  Minimum Excess Availability.  Borrower shall have Excess
                     ---------------------------
Availability under the Revolving Credit Loans facility of not less than the amount specified in the Schedule, after giving effect to the initial advance hereunder and after giving effect to any applicable Loan Reserves against borrowing availability under the Revolving Credit Loans.

                (c)  Terminations by Existing Lender.  Borrower's existing
                     -------------------------------
lender(s) shall have executed and delivered UCC termination statements and other documentation evidencing the termination of its liens and security interests in the assets of Borrower or a subordination agreement in form and substance satisfactory to FINOVA in its sole discretion;

                (d)  Charter Documents.  FINOVA shall have received copies of
                     -----------------
Borrower's By-laws and Articles or Certificate of Incorporation, as amended, modified, or supplemented to the Closing Date, certified by the Secretary of Borrower;

                (e)  Good Standing.  FINOVA shall have received a certificate
                     --------------
of corporate status with respect to Borrower, dated within ten (10) days of the Closing Date, by the Secretary of State of the state of incorporation of Borrower, which certificate shall indicate that Borrower is in good standing in such state;

                (f)  Foreign Qualification.  FINOVA shall have received
                     ---------------------
certificates of corporate status with respect to Borrower and each other Loan Party, each dated within ten (10) days of the Closing Date, issued by the Secretary of State of each state in which such party's failure to be duly qualified or licensed would have a material adverse effect on its financial condition or assets, indicating that such party is in good standing;

                (g)  Authorizing Resolutions and Incumbency.  FINOVA shall
                     --------------------------------------
have received a certificate from the Secretary of Borrower attesting to (i) the adoption of resolutions of Borrower's Board of Directors, and shareholders or members if necessary, authorizing the borrowing of money from FINOVA and execution and delivery of this Agreement and the other Loan Documents to which Borrower is a party, and authorizing specific officers of Borrower to execute same, and (ii) the authenticity of original specimen signatures of such officers;

                (h)  Insurance.  FINOVA shall have received the insurance
                     ---------
certificates and certified copies of policies required by Section 3.4 hereof, in form and substance satisfactory to FINOVA and its counsel, together with an additional insured

FINOVA                                               Loan and Security Agreement
--------------------------------------------------------------------------------

endorsement in favor of FINOVA with respect to all liability policies and a lender's loss payable endorsement in favor of FINOVA with respect to all casualty and business interruption policies, each in form and substance acceptable to FINOVA and its counsel;

                (i)  Intentionally Deleted.
                     ---------------------

                (j)  Searches; Certificates of Title.  FINOVA shall have
                     -------------------------------
received searches reflecting the filing of its financing statements and fixture filings in such jurisdictions as it shall determine, and shall have received certificates of title with respect to the Collateral which shall have been duly executed in a manner sufficient to perfect all of the security interests granted to FINOVA;

                (k)  Landlord, Bailee and Mortgagee Waivers.  FINOVA shall
                     ---------------------------------------
have received landlord, bailee and/or mortgagee waivers from the lessors, bailees and/or mortgagees of the property located at 6840 District Blvd., Bakersfield, California and, on a best efforts basis, all other locations where any Collateral is located, provided that FINOVA shall create a Loan Reserve in
                           --------
the amount of two (2) months' rent, respectively, for each store for which such waiver is not obtained prior to the Closing Date (the "Initial Landlord Reserve"), which amount shall be increased sixty (60) days after the Closing Date to three (3) months' rent for each location for which a landlord waiver has not been obtained at such time. If any landlord waiver is received by FINOVA, in form and substance satisfactory to FINOVA, prior to sixty (60) days after the Closing Date, such landlord waiver will reduce the amount of the Initial Landlord Reserve only if amount of the Initial Landlord Reserve is greater than or equal to the sum of three (3) months' rent for all remaining locations for which a landlord waiver has not been obtained;

                (l)  Fees.  Borrower shall have paid all fees payable by it on
                     ----
the Closing Date pursuant to this Agreement;

                (m)  Opinion of Counsel.  FINOVA shall have received an opinion
                     ------------------
of Borrower's counsel covering such matters as FINOVA shall determine in its sole discretion;

                (n)  Officer Certificate.  FINOVA shall have received a
                     -------------------
certificate of the President and the Chief Financial Officer or similar official of Borrower, attesting to the accuracy of each of the representations and warranties of Borrower set forth in this Agreement and the fulfillment of all conditions precedent to the initial advance hereunder;

                (o)  Solvency Certificate.  If requested, FINOVA shall have
                     --------------------
received a signed certificate of the Borrower's duly elected Chief Financial Officer concerning the solvency and financial condition of Borrower, on FINOVA's standard form;

                (p)  Dominion Account. The Dominion Account referred to in
                     ----------------
Section 2.10(c) hereof shall have been established to the satisfaction of FINOVA in its sole discretion;

                (q)  Intentionally Deleted.
                     ---------------------

                (r)  Intentionally Deleted.
                     ---------------------

                (s)  Search and References.  FINOVA shall have received and
                     ---------------------
approved the results of UCC, tax lien, litigation, judgment, and bankruptcy searches regarding Borrower, Investors and such members of the senior management of Borrower as FINOVA shall require, and shall have received satisfactory customer, vendor and credit

FINOVA                                               Loan and Security Agreement
--------------------------------------------------------------------------------

reference checks on Borrower. Without limiting the foregoing, FINOVA shall have received Bishop's Reports, with findings satisfactory to FINOVA, for Robert Young Lee.

                (t)  Intentionally Deleted.
                     ---------------------

                (u)  Intentionally Deleted.
                     ---------------------

                (v)  No Material Adverse Changes.  Prior to the Closing Date,
                     ---------------------------
there shall have occurred no material adverse change in the financial condition of Borrower since the date set forth in the Schedule. At the closing, Borrower shall deliver to FINOVA an officer's certification confirming that Borrower is unaware of the existence of any such material adverse change in Borrower's financial condition.

                (w)  Material Agreements.  FINOVA shall have received, reviewed
                     -------------------
and approved all material agreements to which Borrower shall be a party.

                (x)  Projections.  Borrower shall submit cash flow projections
                     -----------
and pro forma balance sheet with adjusting entries (i) showing that the proposed financing will provide sufficient funds for the Borrower's projected working capital needs, and (ii) showing: (1) that the Borrower will have reasonably sufficient capital for the conduct of its business following the initial funding, and (2) that the Borrower will not incur debts beyond its ability to pay such debts as they mature.

                (y)  Opinions.  To the extent any Person other than Borrower
                     --------
shall be parties to the Loan Documents, FINOVA reserves the right to require satisfactory opinions of counsel for each such Person concerning the proper organization of such Person and the due authorization, execution, delivery, enforceability, validity and binding effect of the Loan Documents to which such Person is a party. Each such opinion of counsel shall confirm, to the satisfaction of FINOVA, that the opinion is being delivered to FINOVA at the instruction of the party represented by such counsel, that FINOVA is entitled to rely on such opinion and that for purposes of such reliance, FINOVA is deemed to be in privity with the opining counsel.

                (z)  ADA Compliance.  If necessary, as of the Closing Date,
                     --------------
Borrower shall be in compliance with the Americans with Disabilities Act of 1990 ("ADA"), or, if any renovations of Borrower's facilities or modifications of
  ---
Borrower's employment practices shall be required to bring them into compliance with the ADA, review and approval by FINOVA of Borrower's proposed plan to come into such compliance. Borrower shall deliver representations and warranties to FINOVA concerning Borrower's compliance with the ADA, and no evidence shall have come to the attention of FINOVA indicating that Borrower is not in compliance with the ADA (except to the extent that FINOVA has reviewed and approved Borrower's plan to come into compliance).

                (aa) Subordination and Intercreditor Agreements.   FINOVA and
                     ------------------------------------------
each Subordinating Creditor shall have entered into a Subordination Agreement, in form and substance satisfactory to FINOVA. Without limiting the generality of the foregoing, Seller shall enter into one or more Subordination Agreements with FINOVA, in form and substance satisfactory to FINOVA, providing that Seller's right to payments in respect of the Seller Subordinated Indebtedness shall be subordinated in right of payment to the Loan.

                (bb) Intentionally Deleted.
                     ---------------------

FINOVA                                               Loan and Security Agreement
--------------------------------------------------------------------------------

                (cc) Acquisition Documents.  FINOVA must review and find
                     ---------------------
satisfactory the Stock Purchase Agreements, including copies of all exhibits and schedules thereto, the Seller Noncompete Agreement (which Seller Noncompete Agreement shall provide for payments in an amount as previously represented to FINOVA), and all other documents referred to therein, and all other instruments to be executed between Borrower and Seller in connection with the acquisition (the "Acquisition"; all such documents and instruments being referred to herein
      -----------
collectively as the "Acquisition Documents").  The Acquisition Documents must
                     ---------------------
contain specific representations and warranties, in form and substance satisfactory to FINOVA, with respect to the accuracy of the financial information submitted by Seller, and shall further contain indemnity provisions acceptable to FINOVA which shall address, among other items, liability for environmental contamination and clean up, if any. In addition, FINOVA must review and find satisfactory all terms and conditions applicable to any promissory notes delivered to evidence the Seller Subordinated Indebtedness.

                (dd) Employment and Non-compete Agreements.  FINOVA shall have
                     -------------------------------------
reviewed and approved all employment and non-compete agreements to be in effect as of the Closing Date between Borrower and any Seller.

                (ee) Asset Appraisal.  Borrower shall have provided to FINOVA,
                     ---------------
at Borrower's sole cost and expense, an asset appraisal of all Borrower's fixed assets upon which FINOVA shall be granted a first priority lien and security interest, which appraisal must be acceptable to FINOVA in all respects.

                (ff) Transaction Costs.  Borrower shall  provide to FINOVA a
                     -----------------
complete, itemized summary of all transaction costs paid or incurred by any Person in connection with the making of the Loan and the consummation of the Acquisition, as well as appropriate documentation evidencing such costs and the payment thereof. All such information must be acceptable to FINOVA, in FINOVA's sole discretion, exercised in good faith.

                (gg) Schedule Conditions.  Borrower shall have complied with
                     -------------------
all additional conditions precedent as set forth in the Schedule attached hereto.

                (hh) Warrant and Warrant Agreement.  FINOVA shall have received
                     -----------------------------
a warrant agreement duly executed by Borrower, in form and substance satisfactory to FINOVA in its discretion, together with the Warrant;

                (ii) Other Matters.  All other documents and legal matters in
                     -------------
connection with the transactions contemplated by this Agreement shall have been delivered, executed and recorded and shall be in form and substance satisfactory to FINOVA and its counsel including, without limitation, each of the items listed on the Closing Checklist attached as Exhibit 4.1 hereto.
                                            -----------

      4.2  Subsequent Advances.  The obligation of FINOVA to make any advance
           --------------------
shall be subject to the further conditions precedent that, on and as of the date of such advance: (a) the representations and warranties of Borrower set forth in this Agreement shall be accurate, before and after giving effect to such advance or issuance and to the application of any proceeds thereof; (b) no Event of Default and no event which, with notice or passage of time or both, would constitute an Event of Default has occurred and is continuing, or would result from such advance or issuance or from the application of any proceeds thereof; (c) no material adverse change has occurred in the Borrower's business, operations, financial condition, in the condition of the Collateral or

FINOVA                                               Loan and Security Agreement
--------------------------------------------------------------------------------

other assets of Borrower or in the prospect of repayment of the Obligations; and
(d) FINOVA shall have received such other approvals, opinions or documents as FINOVA shall reasonably request.

5.   REPRESENTATIONS AND WARRANTIES.

          Borrower represents and warrants that:

     5.1  Due Organization.  It is a corporation duly organized, validly
          ----------------
existing and in good standing under the laws of the State set forth on the Schedule, is qualified and authorized to do business and is in good standing in all states in which such qualification and good standing are necessary in order for it to conduct its business and own its property, and has all requisite power and authority to conduct its business as presently conducted, to own its property and to execute and deliver each of the Loan Documents to which it is a party and perform all of its Obligations thereunder, and has not taken any steps to wind-up, dissolve or otherwise liquidate its assets;

     5.2  Other Names.  Borrower has not, during the preceding five (5) years,
          -----------
been known by or used any other corporate or fictitious name except as set forth on the Schedule, nor has Borrower been the surviving corporation of a merger or consolidation or acquired all or substantially all of the assets of any Person during such time;

     5.3  Due Authorization.  The execution, delivery and performance by
          -----------------
Borrower of the Loan Documents to which it is a party have been authorized by all necessary corporate action and do not and shall not constitute a violation of any applicable law or of Borrower's Articles or Certificate of Incorporation or By-Laws or any other document, agreement or instrument to which Borrower is a party or by which Borrower or its assets are bound;

     5.4  Binding Obligation.  Each of the Loan Documents to which Borrower is
          ------------------
a party is the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms;

     5.5  Intangible Property.  Borrower possesses adequate assets, licenses,
          -------------------
patents, patent applications, copyrights, trademarks, trademark applications and trade names for the present and planned future conduct of its business without any known conflict with the rights of others, and each is valid and has been duly registered or filed with the appropriate governmental authorities; each of Borrower's patents, patent applications, copyrights, trademarks and trademark applications which have been registered or filed with any governmental authority (including the U.S. Patent and Trademark Office and the Library of Congress) are listed by name, date and filing number on the Schedule;

     5.6  Capital.  Borrower has capital sufficient to conduct its business, is
          -------
able to pay its debts as they mature, and owns property having a fair salable value greater than the amount required to pay all of its debts (including contingent debts);

     5.7  Material Litigation.  Borrower has no pending or overtly threatened
          -------------------
litigation, actions or proceedings which would materially and adversely affect its business, assets, operations, prospects or condition, financial or otherwise, or the Collateral or any of FINOVA's interests therein;

     5.8  Title; Security Interests of FINOVA.  Borrower has good, indefeasible
          -----------------------------------
and merchantable title to the Collateral and, upon the execution and delivery of the Loan Documents, the filing of UCC-1 Financing

FINOVA                                               Loan and Security Agreement
--------------------------------------------------------------------------------

Statements, delivery of the certificate(s) evidencing any pledged securities, the filing of any collateral assignments or security agreements regarding Borrower, Trademarks, Copyrights, Licenses and/or Patents, if any, with the appropriate governmental offices and the recording of any mortgages or deeds of trust with respect to real property, in each case in the appropriate offices, this Agreement and such documents shall create valid and perfected first priority liens in the Collateral, subject only to Permitted Encumbrances;

     5.9   Restrictive Agreements; Labor Contracts.  Borrower is not a party or
           ---------------------------------------
subject to any contract or subject to any charge, corporate restriction, judgment, decree or order materially and adversely affecting its business, assets, operations, prospects or condition, financial or otherwise, or which restricts its right or ability to incur Indebtedness, and it is not party to any labor dispute. In addition, no labor contract is scheduled to expire during the Initial Term of this Agreement, except as disclosed to FINOVA in writing prior to the date hereof;

     5.10  Laws.  Borrower is not in violation of any applicable statute,
           ----
regulation, ordinance or any order of any court, tribunal or governmental agency, in any respect materially and adversely affecting the Collateral or its business, assets, operations, prospects or condition, financial or otherwise;

     5.11  Consents.  Borrower has obtained or caused to be obtained or issued
           --------
any required consent of a governmental agency or other Person in connection with the financing contemplated hereby;

     5.12  Defaults.  Borrower is not in default with respect to any note,
           --------
indenture, loan agreement, mortgage, lease, deed or other agreement to which it is a party or by which it or its assets are bound, nor has any event occurred which, with the giving of notice or the lapse of time, or both, would cause such a default;

     5.13  Financial Condition.  The Prepared Financials fairly present
           -------------------
Borrower's financial condition and results of operations and those of such other Persons described therein as of the date thereof in accordance with GAAP; there are no material omissions from the Prepared Financials or other facts or circumstances not reflected in the Prepared Financials; and there has been no material and adverse change in such financial condition or operations since the date of the initial Prepared Financials delivered to FINOVA hereunder;

     5.14  ERISA.  The Borrower and any Plans are in compliance in all material
           -----
respects with the provisions of ERISA and the qualification requirements of IRC
Section 401(a) and Borrower has received no notice indicating that it or any Plan does not so comply. No notice of intent to terminate a Plan has been filed under Section 4041 of ERISA, nor has any Plan been terminated under ERISA. The PBGC has not instituted proceedings to terminate, or appointed a trustee to administer, a Plan. No lien upon the assets of Borrower has arisen with respect to a Plan. No Prohibited Transaction or Reportable Event has occurred with respect to a Plan. Neither Borrower nor any ERISA Affiliate has incurred any withdrawal liability with respect to any Multiemployer Plan. Borrower and each ERISA Affiliate have made all contributions required to be made by them to any Plan or Multiemployer Plan when due. There is no accumulated funding deficiency in any Plan, whether or not waived;

     5.15  Taxes.  Borrower has filed all tax returns and such other reports as
           -----
it is required by law to file and has paid or made adequate provision for the payment on or prior to the date when due of all taxes, assessments and similar charges that are due and payable;

FINOVA                                               Loan and Security Agreement
--------------------------------------------------------------------------------

      5.16 Locations; Federal Tax ID No.  Borrower's chief executive office and
           ----------------------------
the offices and locations where it keeps the Collateral (except for Inventory in transit) are at the locations set forth on the Schedule, except to the extent that such locations may have been changed after notice to FINOVA in accordance with Section 6.4 hereof; Borrower's federal tax identification number is as shown on the Schedule;

      5.17 Business Relationships.  There exists no actual or threatened
           ----------------------
termination, cancellation or limitation of, or any modification or change in, the business relationship between Borrower and any customer or any group of customers whose purchases individually or in the aggregate are material to the business of Borrower, or with any material supplier, and there exists no present condition or state of facts or circumstances which would materially and adversely affect Borrower or prevent Borrower from conducting such business after the consummation of the transactions contemplated by this Agreement in substantially the same manner in which it has heretofore been conducted; and

     5.18  Reaffirmations.  Each request for a loan made by Borrower pursuant to
           --------------
this Agreement shall constitute (i) an automatic representation and warranty by Borrower to FINOVA that there does not then exist any Event of Default and (ii) a reaffirmation as of the date of said request of all of the representations and warranties of Borrower contained in this Agreement and the other Loan Documents.

     5.19  Subsidiary Merger.  The Subsidiary Merger shall be consummated within
           -----------------
120 days after the Closing Date.

6.   COVENANTS.

     6.1   Affirmative Covenants.  Borrower covenants that, so long as any
           ---------------------
Obligation remains outstanding and this Agreement is in effect, it shall:

           6.1.1  Taxes.  File all tax returns and pay or make adequate
                  -----
provision for the payment of all taxes, assessments and other charges on or prior to the date when due;

           6.1.2  Notice of Litigation.  Promptly notify FINOVA in writing of
                  --------------------
any litigation, suit or administrative proceeding which may materially and adversely affect the Collateral or Borrower's business, assets, operations, prospects or condition, financial or otherwise, whether or not the claim is covered by insurance;

           6.1.3  ERISA.  Notify FINOVA in writing (i) promptly upon the
                  -----
occurrence of any Reportable Event with respect to a Plan, other than a termination, partial termination or merger of a Plan or a transfer of a Plan's assets and (ii) prior to any termination, partial termination or merger of a Plan or a transfer of a Plan's assets;

           6.1.4  Change in Location.  Notify FINOVA in writing forty-five (45)
                  ------------------
days prior to any change in the location of Borrower's chief executive office or the location of any Collateral, or Borrower's opening or closing of any other place of business;

           6.1.5  Corporate Existence.  Maintain its corporate existence and its
                  -------------------
qualification to do business and good standing in all states necessary for the conduct of its business and the ownership of its property and maintain adequate assets, licenses, patents, copyrights, trademarks and trade names for the conduct of its business;

           6.1.6  Labor Disputes.  Promptly notify FINOVA in writing of any
                  --------------
labor dispute to which Borrower is or may

FINOVA                                               Loan and Security Agreement
--------------------------------------------------------------------------------

become subject and the expiration of any labor contract to which Borrower is a party or bound;

          6.1.7  Violations of Law.  Promptly notify FINOVA in writing of any
                 -----------------
violation of any law, statute, regulation or ordinance of any governmental entity, or of any agency thereof, applicable to Borrower which may materially and adversely affect the Collateral or Borrower's business, assets, prospects, operations or condition, financial or otherwise;

          6.1.8  Defaults. Notify FINOVA in writing within five (5) Business
                 --------
Days of Borrower's default under any note, indenture, loan agreement, mortgage, lease or other agreement to which Borrower is a party or by which Borrower is bound, or of any other default under any Indebtedness of Borrower;

          6.1.9  Capital Expenditures.  Promptly notify FINOVA in writing of the
                 --------------------
making of any Capital Expenditure materially affecting Borrower's business, assets, prospects, operations or condition, financial or otherwise, except to the extent permitted in the Schedule;

          6.1.10 Books and Records.  Keep adequate records and books of
                 -----------------
account with respect to its business activities in which proper entries are made in accordance with GAAP, reflecting all of its financial transactions;

          6.1.11 Leases; Warehouse Agreements.  Provide FINOVA with (i) copies
                 ----------------------------
of all agreements between Borrower and any landlord, warehouseman or bailee which owns any premises at which any Collateral may, from time to time, be located (whether for processing, storage or otherwise), and (ii) without limiting the landlord, bailee and/or mortgagee waivers to be provided pursuant to Section 4.1(j) hereof, additional landlord, bailee and/or mortgagee waivers in form acceptable to FINOVA with respect to all locations where any Collateral is hereafter located;

          6.1.12 Additional Documents.  At FINOVA's request, promptly execute
          --------------------
or cause to be executed and delivered to FINOVA any and all documents, instruments or agreements deemed necessary by FINOVA to facilitate the collection of the Obligations or the Collateral or otherwise to give effect to or carry out the terms or intent of this Agreement or any of the other Loan Documents. Without limiting the generality of the foregoing, if any of the Receivables with a face value in excess of $1,000 arises out of a contract with the United States of America or any department, agency, subdivision or instrumentality thereof, Borrower shall promptly notify FINOVA of such fact in writing and shall execute any instruments and take any other action required or requested by FINOVA to comply with the provisions of the Federal Assignment of Claims Act; and

          6.1.13 Financial Covenants.  Comply with the financial covenants set
                 -------------------
forth on the Schedule.

          6.1.14 Support Agreements.  In the event that Craig Kelly or Tim
                 ------------------
Denari resigns or is terminated as an officer of Borrower, cause the successor to such Person's office to enter into and deliver to FINOVA a support agreement in the form of the support agreements delivered by Craig Kelly and Tim Denari pursuant to Section 4.1(a) (iii) of this Agreement.

     6.2  Negative Covenants. Without FINOVA's prior written consent, which
          ------------------
consent FINOVA may withhold in its sole discretion, so long as any Obligation remains outstanding and this Agreement is in effect, Borrower shall not:

          6.2.1  Mergers. Except for the Subsidiary Merger, merge or
                 -------
consolidate with or

FINOVA                                               Loan and Security Agreement
--------------------------------------------------------------------------------

acquire any other Person, or make any other material change in its capital structure or in its business or operations which might adversely affect the repayment of the Obligations, provided that Borrower may increase the amount of
                              --------
its authorized common stock and issue preferred stock.


          FINOVA acknowledges it has been informed about the possible merger of Borrower with Game City and Far West; however, Borrower shall not merge or consolidate with or acquire Game City or Far West without FINOVA's prior written approval in a writing separate from this Agreement;

          6.2.2  Loans.  Make advances, loans or extensions of credit to, or
                 -----
invest in, any Person, except for (i) loans or cash advances to employees which are permitted in the Schedule and (ii) provided that no Event of Default has occurred and is continuing, funds advanced among the Borrowers.

          6.2.3  Dividends.  Declare or pay cash dividends upon any of its
                 ---------
stock or distribute any of its property or redeem, retire, purchase or acquire directly or indirectly any of its stock, provided that Borrower may increase the
                                         --------
amount of its authorized common stock and issue preferred stock, which may be dividend-paying so long as such payment does not otherwise violate this Agreement;

          6.2.4  Adverse Transactions.  Enter into any transaction which
                 --------------------
materially and adversely affects the Collateral or its ability to repay the Obligations in full as and when due;

          6.2.5  Indebtedness of Others.  Guarantee or become directly or
                 ----------------------
contingently liable for the Indebtedness of any Person, except by endorsement of instruments for deposit and except for the existing guarantees made by Borrower prior to the date hereof, if any, which are set forth in the Schedule;

          6.2.6  Repurchase.  Make a sale to any customer on a bill-and-hold,
                 ----------
guaranteed sale, sale and return, sale on approval, consignment, or any other repurchase or return basis;

          6.2.7  Name.  Use any corporate or fictitious name other than its
                 ----
corporate name as set forth in its Articles or Certificate of Incorporation on the date hereof or as set forth on the Schedule;

          6.2.8  Prepayment.  Prepay any Indebtedness other than trade
                 ----------
payables and other than the Obligations;

          6.2.9  Capital Expenditure.  Make or incur any Capital Expenditure
                 -------------------
if, after giving effect thereto, the aggregate amount of all Capital Expenditures by Borrower in any fiscal year would exceed the amount set forth on the Schedule;

          6.2.10 Compensation.  Pay total compensation, including salaries,
                 ------------
withdrawals, fees, bonuses, commissions, drawing accounts and other payments, whether directly or indirectly, in money or otherwise, during any fiscal year to all of Borrower's executives, officers and directors (or any relative thereof) in an amount in excess of the amount set forth on the Schedule;

          6.2.11 Indebtedness.  Create, incur, assume or permit to exist any
                 ------------
Indebtedness (including Indebtedness in connection with Capital Leases) in excess of the amount set forth on the Schedule, other than (i) the Obligations,
(ii) trade payables and other contractual obligations to suppliers and customers incurred in the ordinary course of business, (iii) other Indebtedness existing on the date of this Agreement and reflected in the Prepared Financials (except Indebtedness paid on the date of this Agreement from proceeds of

FINOVA                                               Loan and Security Agreement
--------------------------------------------------------------------------------

the initial advances hereunder), and (iv) Subordinated Debt;

          6.2.12  Affiliate Transactions.  Except as set forth below, sell,
                  ----------------------
transfer, distribute or pay any money or property to any Affiliate, or invest in (by capital contribution or otherwise) or purchase or repurchase any stock or Indebtedness, or any property, of any Affiliate, or become liable on any guaranty of the indebtedness, dividends or other obligations of any Affiliate. Notwithstanding the foregoing, Borrower may pay compensation permitted by
Section 6.2.10 to employees who are Affiliates and, if no Event of Default has occurred, Borrower may (i) engage in transactions with Affiliates in the normal course of business, in amounts and upon terms which are fully disclosed to FINOVA and which are no less favorable to Borrower than would be obtainable in a comparable arm's length transaction with a Person who is not an Affiliate, and
(ii) make payments to a Subordinating Creditor that is an Affiliate, subject to and only to the extent expressly permitted in the Subordination Agreement between such Subordinating Creditor and FINOVA;

          6.2.13  Nature of Business.  Enter into any new business or make any
                  ------------------
material change in any of Borrower's business objectives, purposes or operations; provided that on the date hereof, Borrower is selling its library of
            --------
approximately 47 films previously owned by Prism Entertainment Corporation;

          6.2.14  FINOVA's Name.  Use the name of FINOVA in connection with
                  -------------
any of Borrower's business or activities, except in connection with internal business matters or as required in dealings with governmental agencies and financial institutions or with trade creditors of Borrower, solely for credit reference purposes; or

          6.2.15  Margin Security.  Borrower will not (and has not in the past)
                  ---------------
engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation G or Regulation U issued by the Board of Governors of the Federal Reserve System), and no proceeds of any Loan or other advance will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock, or in any manner which might cause such Loan or other advance or the application of such proceeds to violate (or require any regulatory filing under) Regulation G, Regulation T, Regulation U, Regulation X or any other regulation of the Board of Governors of the Federal Reserve System, in each case as in effect on the date or dates of such Loan or other advance and such use of proceeds. Further, no proceeds of any Loan or other advance will be used to acquire any security of a class which is registered pursuant to Section 12 of the Securities Exchange Act of 1934.

          6.2.16  Real Property.  Purchase or acquire any real property without
                  -------------
FINOVA's prior written consent, a condition of which consent shall include delivery of appropriate environmental reports and analysis, in form and substance satisfactory to FINOVA and its counsel.

7.  DEFAULT AND REMEDIES.

    7.1  Events of Default.  Any one or more of the following events shall
         -----------------
constitute an Event of Default under this Agreement:

               (a) Borrower fails to pay when due and payable any portion of the Obligations at stated maturity, upon acceleration or otherwise;

FINOVA                                               Loan and Security Agreement
--------------------------------------------------------------------------------

               (b) Borrower or any other Loan Party fails or neglects to perform, keep, or observe any Obligation including, but not limited to, any term, provision, condition, covenant or agreement contained in any Loan Document to which Borrower or such other Loan Party is a party;

               (c) Any material adverse change occurs in Borrower's business, assets, operations, prospects or condition, financial or otherwise;

               (d) The prospect of repayment of any portion of the Obligations or the value or priority of FINOVA's security interest in the Collateral is materially impaired;

               (e) Any portion of Borrower's assets is seized, attached, subjected to a writ or distress warrant, is levied upon or comes into the possession of any judicial officer;

               (f) Borrower shall generally not pay its debts as they become due or shall enter into any agreement (whether written or oral), or offer to enter into any agreement, with all or a significant number of its creditors regarding any moratorium or other indulgence with respect to its debts or the participation of such creditors or their representatives in the supervision, management or control of the business of Borrower;

               (g) Any bankruptcy or other insolvency proceeding is commenced by Borrower, or any such proceeding is commenced against Borrower and remains undischarged or unstayed for forty-five (45) days;

               (h) Any notice of lien, levy or assessment is filed of record with respect to any of Borrower's assets;

               (i) Any judgments are entered against Borrower in an aggregate amount exceeding $50,000 in any fiscal year;

               (j) Any default shall occur under (i) any material agreement between Borrower and any third party including, without limitation, any default which would result in a right by such third party to accelerate the maturity of any Indebtedness of Borrower to such third party, or (ii) any Subordinated Debt;

               (k) Any representation or warranty made or deemed to be made by Borrower, any Affiliate or any other Loan Party in any Loan Document or any other statement, document or report made or delivered to FINOVA in connection therewith shall prove to have been misleading in any material respect;

               (l) Robert Young Lee dies, or any Guarantor terminates or attempts to terminate its Guaranty or any security therefor or becomes subject to any bankruptcy or other insolvency proceeding;

               (m) Any of the following which could have a material adverse effect on the financial condition of Borrower: any Prohibited Transaction or any Reportable Event shall occur with respect to a Plan; any lien upon the assets of Borrower in connection with any Plan shall arise; Borrower or any of its ERISA Affiliates shall fail to make full payment when due of all amounts which Borrower or any of its ERISA Affiliates may be required to pay to any Plan or any Multiemployer Plan as one or more contributions thereto; Borrower or any of its ERISA Affiliates creates or permits the creation of any accumulated funding deficiency in any Plan, whether or not waived; or

               (n) The Subsidiary Merger shall not have been consummated within 120 days after the Closing Date.

FINOVA                                              Loan and Security Agreement
--------------------------------------------------------------------------------

          NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, FINOVA RESERVES THE RIGHT TO CEASE MAKING ANY LOANS DURING ANY CURE PERIOD STATED ABOVE, AND THEREAFTER IF AN EVENT OF DEFAULT HAS OCCURRED.

     7.2   Remedies.  Upon the occurrence of an Event of Default, FINOVA may, at
           --------
its option and in its sole discretion and in addition to all of its other rights under the Loan Documents, cease making Loans, terminate this Agreement and/or declare all of the Obligations to be immediately payable in full. Borrower agrees that FINOVA shall also have all of its rights and remedies under applicable law, including, without limitation, the default rights and remedies of a secured party under the Code, and upon the occurrence of an Event of Default Borrower hereby consents to the appointment of a receiver by FINOVA after acceleration in any action initiated by FINOVA pursuant to this Agreement and to the jurisdiction and venue set forth in Section 9.26 hereof, and Borrower waives notice and posting of a bond in connection therewith. Further, FINOVA may, at any time, take possession of the Collateral and keep it on Borrower's premises, at no cost to FINOVA, or remove any part of it to such other place(s) as FINOVA may desire, or Borrower shall, upon FINOVA's demand, at Borrower's sole cost, assemble the Collateral and make it available to FINOVA at a place reasonably convenient to FINOVA. FINOVA may sell and deliver any Collateral at public or private sales, for cash, upon credit or otherwise, at such prices and upon such terms as FINOVA deems advisable, at FINOVA's discretion, and may, if FINOVA deems it reasonable, postpone or adjourn any sale of the Collateral by an announcement at the time and place of sale or of such postponed or adjourned sale without giving a new notice of sale. Borrower agrees that FINOVA has no obligation to preserve rights to the Collateral or marshall any Collateral for the benefit of any Person. FINOVA is hereby granted a license or other right to use, without charge, Borrower's labels, patents, copyrights, name, trade secrets, trade names, trademarks and advertising matter, or any similar property, in completing production, advertising or selling any Collateral and Borrower's rights under all licenses and all franchise agreements shall inure to FINOVA's benefit. Any requirement of reasonable notice shall be met if such notice is mailed postage prepaid to Borrower at its address set forth in the heading to this Agreement at least five (5) days before sale or other disposition. The proceeds of sale shall be applied, first, to all attorneys fees and other expenses of sale, and second, to the Obligations in such order as FINOVA shall elect, in its sole discretion. FINOVA shall return any excess to Borrower and Borrower shall remain liable for any deficiency to the fullest extent permitted by law.

     7.3   Standards for Determining Commercial Reasonableness.  Borrower and
           ---------------------------------------------------
FINOVA agree that the following conduct by FINOVA with respect to any disposition of Collateral shall conclusively be deemed commercially reasonable (but other conduct by FINOVA, including, but not limited to, FINOVA's use in its sole discretion of other or different times, places and manners of noticing and conducting any disposition of Collateral shall not be deemed unreasonable): Any public or private disposition: (i) as to which on no later than the fifth calendar day prior thereto written notice thereof is mailed or personally delivered to Borrower and, with respect to any public disposition, on no later than the fifth calendar day prior thereto notice thereof describing in general non-specific terms, the Collateral to be disposed of is published once in a newspaper of general circulation in the county where the sale is to be conducted (provided that no notice of any public or private disposition need be given to the Borrower or published if the Collateral is

FINOVA                                              Loan and Security Agreement
--------------------------------------------------------------------------------

perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market); (ii) which is conducted at any place designated by FINOVA, with or without the Collateral being present; and (iii) which commences at any time between 8:00 a.m. and 5:00 p.m. Without limiting the generality of the foregoing, Borrower expressly agrees that, with respect to any disposition of accounts, instruments and general intangibles, it shall be commercially reasonable for FINOVA to direct any prospective purchaser thereof to ascertain directly from Borrower any and all information concerning the same, including, but not limited to, the terms of payment, aging and delinquency, if any, the financial condition of any obligor or account debtor thereon or guarantor thereof, and any collateral therefor.

8.   EXPENSES AND INDEMNITIES

     8.1  Expenses.  Borrower covenants that, so long as any Obligation remains
          --------
outstanding and this Agreement remains in effect, it shall promptly reimburse FINOVA for all costs, reasonable fees and expenses incurred by FINOVA in connection with the negotiation, preparation, execution, delivery, administration and enforcement of each of the Loan Documents, including, but not limited to, the attorneys' and paralegals' fees of in-house and outside counsel, expert witness fees, lien, title search and insurance fees, appraisal fees, all charges and expenses incurred in connection with any and all environmental reports and environmental remediation activities, and all other costs, expenses, taxes and filing or recording fees payable in connection with the transactions contemplated by this Agreement, including without limitation all such costs, fees and expenses as FINOVA shall incur or for which FINOVA shall become obligated in connection with (i) any inspection or verification of the Collateral, (ii) any proceeding relating to the Loan Documents or the Collateral, (iii) actions taken with respect to the Collateral and FINOVA's security interest therein, including, without limitation, the defense or prosecution of any action involving FINOVA and Borrower or any third party, (iv) enforcement of any of FINOVA's rights and remedies with respect to the Obligations or Collateral and (v) consultation with FINOVA's attorneys and participation in any workout, bankruptcy or other insolvency or other proceeding involving any Loan Party or any Affiliate, whether or not suit is filed or the issues are peculiar to federal bankruptcy or state insolvency laws. Borrower shall also pay all FINOVA charges in connection with bank wire transfers, forwarding of loan proceeds, deposits of checks and other items of payment, returned checks, establishment and maintenance of lockboxes and other Dominion Accounts, and all other bank and administrative matters, in accordance with FINOVA's schedule of bank and administrative fees and charges in effect from time to time.

     8.2  Intentionally Deleted.
          ---------------------


9.   MISCELLANEOUS.

     9.1  Examination of Records; Financial Reporting.
          -------------------------------------------

                (a)  Examinations.  FINOVA shall at all reasonable times have
                     ------------
full access to and the right to examine, audit, make abstracts and copies from and inspect Borrower's records, files, books of account and all other documents, instruments and agreements relating to the Collateral and the right to check, test and appraise the Collateral. Borrower shall deliver to FINOVA any instrument necessary for FINOVA to obtain records from any service bureau maintaining records for Borrower. All instruments and certificates prepared by Borrower showing the value of any of the Collateral shall be accompanied, upon FINOVA's request, by

FINOVA                                              Loan and Security Agreement
--------------------------------------------------------------------------------

copies of related purchase orders and invoices. FINOVA may, at any time after the occurrence of an Event of Default, remove from Borrower's premises Borrower's books and records (or copies thereof) or require Borrower to deliver such books and records or copies to FINOVA. FINOVA may, without expense to FINOVA, use such of Borrower's personnel, supplies and premises as may be reasonably necessary for maintaining or enforcing FINOVA's security interest.

                (b)  Reporting Requirements.  Borrower shall furnish FINOVA,
                     ----------------------
upon request, such information and statements as FINOVA shall request from time to time regarding Borrower's business affairs, financial condition and the results of its operations. Without limiting the generality of the foregoing, Borrower shall provide FINOVA with: (i) FINOVA's standard form collateral and loan report, daily, and upon FINOVA's request, copies of sales journals, cash receipt journals, and deposit slips; (ii) upon FINOVA's request, copies of sales invoices, customer statements and credit memoranda issued, remittance advices and reports; (iii) copies of shipping and delivery documents, upon request; (iv) on or prior to the date set forth on the Schedule, monthly agings (aged from invoice date) and reconciliations of Receivables (with listings of concentrated accounts), payables reports, inventory reports, compliance certificates and unaudited financial statements with respect to the prior month prepared on a basis consistent with such statements prepared in prior months and otherwise in accordance with GAAP; (v) audited annual consolidated and consolidating financial statements, prepared in accordance with GAAP applied on a basis consistent with the most recent Prepared Financials provided to FINOVA by Borrower, including balance sheets, income and cash flow statements, accompanied by the unqualified report thereon of independent certified public accountants acceptable to FINOVA, as soon as available, and in any event, within ninety (90) days after the end of each of Borrower's fiscal years; and (vi) such certificates relating to the foregoing as FINOVA may request, including, without limitation, a monthly certificate from the president and the chief financial officer of Borrower showing Borrower's compliance with each of the financial covenants set forth in this Agreement, and stating whether any Event of Default has occurred or event which, with giving of notice or the passage of time, or both, would constitute an Event of Default, and if so, the steps being taken to prevent or cure such Event of Default. All reports or financial statements submitted by Borrower shall be in reasonable detail and shall be certified by the principal financial officer of Borrower as being complete and correct.

                (c)  Guarantor's Financial Statements and Tax Returns.
                     ------------------------------------------------
Borrower shall cause each of the Guarantors to deliver to FINOVA such Guarantor's annual financial statement (in form acceptable to FINOVA) and a copy of such Guarantor's federal income tax return with respect to the corresponding year, in each case on the date when such tax return is due or, if earlier, on the date when available.

     9.2  Term; Termination.
          -----------------
          (a)  Term.  The Initial Term of the Revolving Credit Loans facility
               ----
and the obligation of FINOVA to made advances with respect thereto in accordance with this Agreement shall be as set forth on the Schedule, and the Revolving Credit Loans facility and this Agreement shall be automatically renewed for one or more Renewal Term(s) as set forth in the Schedule, unless earlier terminated as provided herein.

          (b)  Prior Notice.  Each party shall have the right to terminate
               ------------
this Agreement effective at the end of the Initial

FINOVA                                              Loan and Security Agreement
--------------------------------------------------------------------------------

Term or at the end of any Renewal Term by giving the other party written notice not less than sixty (60) days prior to the effective date of such termination, by registered or certified mail.

          (c)  Payment in Full.  Upon the effective date of termination, the
               ---------------
Obligations shall become immediately due and payable in full in cash.

          (d)  Early Termination; Termination Fee.  In addition to the
               ----------------------------------
procedure set forth in Section 9.2(b), Borrower may terminate this Agreement at any time but only upon sixty (60) days' prior written notice and prepayment of the Obligations. Upon any such early termination by Borrower or any termination of this Agreement by FINOVA upon the occurrence of an Event of Default, then, and in any such event, Borrower shall pay to FINOVA upon the effective date of such termination a fee (the "Termination Fee") in an amount equal to the
                             ---------------
amount shown on the Schedule.

      9.3  Recourse to Security; Certain Waivers.  All Obligations shall be
           -------------------------------------
payable by Borrower as provided for herein and, in full, at the termination of this Agreement; recourse to security shall not be required at any time. Borrower waives presentment and protest of any instrument and notice thereof, notice of default and, to the extent permitted by applicable law, all other notices to which Borrower might otherwise be entitled.

      9.4  No Waiver by FINOVA.  Neither FINOVA's failure to exercise any right,
           -------------------
remedy or option under this Agreement, any supplement, the Loan Documents or other agreement between FINOVA and Borrower nor any delay by FINOVA in exercising the same shall operate as a waiver. No waiver by FINOVA shall be effective unless in writing and then only to the extent stated. No waiver by FINOVA shall affect its right to require strict performance of this Agreement. FINOVA's rights and remedies shall be cumulative and not exclusive.

      9.5  Binding on Successor and Assigns.  All terms, conditions, promises,
           --------------------------------
covenants, provisions and warranties shall inure to the benefit of and bind FINOVA's and Borrower's respective representatives, successors and assigns.

      9.6  Severability.  If any provision of this Agreement shall be
           ------------
prohibited or invalid under applicable law, it shall be ineffective only to such extent, without invalidating the remainder of this Agreement.

      9.7  Amendments; Assignments.  This Agreement may not be modified,
           -----------------------
altered or amended, except by an agreement in writing signed by Borrower and FINOVA. Borrower may not sell, assign or transfer any interest in this Agreement or any other Loan Document, or any portion thereof, including, without limitation, any of Borrower's rights, title, interests, remedies, powers and duties hereunder or thereunder. Borrower hereby consents to FINOVA's participation, sale, assignment, transfer or other disposition, at any time or times hereafter, of this Agreement and any of the other Loan Documents, or of any portion hereof or thereof, including, without limitation, FINOVA's rights, title, interests, remedies, powers and duties hereunder or thereunder. In connection therewith, FINOVA may disclose all documents and information which FINOVA now or hereafter may have relating to Borrower or Borrower's business. To the extent that FINOVA assigns its rights and obligations hereunder to a third party, FINOVA shall thereafter be released from such assigned obligations to Borrower and such assignment shall effect a novation between Borrower and such third party.

FINOVA                                               Loan and Security Agreement
--------------------------------------------------------------------------------

     9.8   Integration.  This Agreement, together with the Schedule (which is
           -----------
a part hereof) and the other Loan Documents, reflect the entire understanding of the parties with respect to the transactions contemplated hereby.

     9.9   Survival.  All of the representations and warranties of Borrower
           --------
contained in this Agreement shall survive the execution, delivery and acceptance of this Agreement by the parties. No termination of this Agreement or of any guaranty of the Obligations shall affect or impair the powers, obligations, duties, rights, representations, warranties or liabilities of the parties hereto and all shall survive such termination.

     9.10  Evidence of Obligations.  Each Obligation may, in FINOVA's
           -----------------------
discretion, be evidenced by notes or other instruments issued or made by Borrower to FINOVA. If not so evidenced, such Obligation shall be evidenced solely by entries upon FINOVA's books and records.

     9.11  Loan Requests.  Each oral or written request for a loan by any Person
           -------------
who purports to be any employee, officer or authorized agent of Borrower shall be made to FINOVA on or prior to 11:00 a.m., Pacific time, on the Business Day on which the proceeds thereof are requested to be paid to Borrower and shall be conclusively presumed to be made by a Person authorized by Borrower to do so and the crediting of a loan to Borrower's operating account shall conclusively establish Borrower's obligation to repay such loan. Unless and until Borrower otherwise directs FINOVA in writing, all loans shall be wired to Borrower's operating account set forth on the Schedule.

     9.12  Notices.  Any notice required hereunder shall be in writing and
           -------
addressed to the Borrower and FINOVA at their addresses set forth at the beginning of this Agreement. Notices hereunder shall be deemed received on the earlier of receipt, whether by mail, personal delivery, facsimile, or otherwise, or upon deposit in the United States mail, postage prepaid.

     9.13  Brokerage Fees.  Borrower represents and warrants to FINOVA that,
           --------------
with respect to the financing transaction herein contemplated, no Person, except for The Value Group, LLC, which will be paid a broker's fee of 0.5% by Borrower, is entitled to any brokerage fee or other commission and Borrower agrees to indemnify and hold FINOVA harmless against any and all such claims.

     9.14  Disclosure.  No representation or warranty made by Borrower in this
           ----------
Agreement, or in any financial statement, report, certificate or any other document furnished in connection herewith contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements herein or therein not misleading. There is no fact known to Borrower or which reasonably should be known to Borrower which Borrower has not disclosed to FINOVA in writing with respect to the transactions contemplated by this Agreement which materially and adversely affects the business, assets, operations, prospects or condition (financial or otherwise), of Borrower.

     9.15  Publicity.  FINOVA is hereby authorized to issue appropriate press
           ---------
releases and to cause a tombstone to be published announcing the consummation of this transaction and the aggregate amount thereof.

     9.16  Captions.  The Section titles contained in this Agreement are without
           --------
substantive meaning and are not part of this Agreement.

     9.17  Injunctive Relief.  Borrower recognizes that, in the event Borrower
           -----------------
fails to perform, observe or discharge any of its

FINOVA                                               Loan and Security Agreement
--------------------------------------------------------------------------------

Obligations under this Agreement, any remedy at law may prove to be inadequate relief to FINOVA. Therefore, FINOVA, if it so requests, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

     9.18  Counterparts; Facsimile Execution.  This Agreement may be executed in
           ---------------------------------
one or more counterparts, each of which taken together shall constitute one and the same instrument, admissible into evidence. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile shall also deliver a manually executed counterpart of this Agreement, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

     9.19  Construction. The parties acknowledge that each party and its counsel
           ------------
have reviewed this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments or exhibits hereto.

     9.20  Time of Essence.  Time is of the essence for the performance by
           ---------------
Borrower of the Obligations set forth in this Agreement.

     9.21  Limitation of Actions.  Borrower agrees that any claim or cause of
           ---------------------
action by Borrower against FINOVA, or any of FINOVA's directors, officers, employees, agents, accountants or attorneys, based upon, arising from, or relating to this Agreement, or any other present or future agreement, or any other transaction contemplated hereby or thereby or relating hereto or thereto, or any other matter, cause or thing whatsoever, whether or not relating hereto or thereto, occurred, done, omitted or suffered to be done by FINOVA, or by FINOVA's directors, officers, employees, agents, accountants or attorneys, whether sounding in contract or in tort or otherwise, shall be barred unless asserted by Borrower by the commencement of an action or proceeding in a court of competent jurisdiction by the filing of a complaint within one year after the first act, occurrence or omission upon which such claim or cause of action, or any part thereof, is based and service of a summons and complaint on an officer of FINOVA or any other Person authorized to accept service of process on behalf of FINOVA, within 30 days thereafter. Borrower agrees that such one-year period of time is a reasonable and sufficient time for Borrower to investigate and act upon any such claim or cause of action. The one-year period provided herein shall not be waived, tolled, or extended except by a specific written agreement of FINOVA. This provision shall survive any termination of this Loan Agreement or any other agreement.

     9.22  Liability.  Neither FINOVA nor any FINOVA Affiliate shall be liable
           ---------
for any indirect, special, incidental or consequential damages in connection with any breach of contract, tort or other wrong, except for gross negligence or willful misconduct, relating to this Agreement or the Obligations or the establishment, administration or collection thereof (including without limitation damages for loss of profits, business interruption, or the like), whether such damages are foreseeable or unforeseeable, even if Finova has been advised of the possibility of such damages. neither Finova, nor any Finova affiliate shall be liable for any claims, demands, losses or damages, of any kind whatsoever, made, claimed, incurred or suffered by the borrower through the ordinary negligence of Finova, or any Finova affiliate. "FINOVA Affiliate"
                                                         ----------------
shall mean finova's directors, officers,

FINOVA                                               Loan and Security Agreement
--------------------------------------------------------------------------------

employees, agents, attorneys or any other person or entity affiliated with or representing Finova.

      9.23 Notice of Breach by FINOVA.  Borrower agrees to give FINOVA written
           --------------------------
notice of (i) any action or inaction by FINOVA or any attorney of FINOVA in connection with any Loan Documents that may be actionable against FINOVA or any attorney of FINOVA or (ii) any defense to the payment of the Obligations for any reason, including, but not limited to, commission of a tort or violation of any contractual duty or duty implied by law. Borrower agrees that unless such notice is fully given as promptly as possible (and in any event within thirty (30) days) after Borrower has knowledge, or with the exercise of reasonable diligence should have had knowledge, of any such action, inaction or defense, Borrower shall not assert, and Borrower shall be deemed to have waived, any claim or defense arising therefrom.

     9.24  Application of Insurance Proceeds.  So long as no Event of Default
           ---------------------------------
has occurred and is continuing, FINOVA agrees to return to Borrower up to $50,000 of the proceeds of any casualty insurance insuring the Collateral, to be used solely to replace the applicable loss. The net proceeds in excess of $50,000 of any casualty insurance insuring the Collateral, after deducting all costs and expenses (including attorneys' fees) of collection, shall be applied, at FINOVA's option in its discretion, either toward replacing or restoring the Collateral, in a manner and on terms satisfactory to FINOVA, or toward payment of the Obligations. Any proceeds applied to the payment of Obligations shall be applied in such manner as FINOVA may elect. In no event shall such application relieve Borrower from payment in full of all installments of principal and interest which thereafter become due in the order of maturity thereof.

     9.25  Power of Attorney.  Borrower appoints FINOVA and its designees as
           -----------------
Borrower's attorney, with the power to endorse Borrower's name on any checks, notes, acceptances, money orders or other forms of payment or security that come into FINOVA's possession; to sign Borrower's name on any invoice or bill of lading relating to any Receivable, on drafts against customers, on assignments of Receivables, on notices of assignment, financing statements and other public records, on verifications of accounts and on notices to customers or account debtors; to send requests for verification of Receivables to customers or account debtors; after the occurrence of any Event of Default, to notify the post office authorities to change the address for delivery of Borrower's mail to an address designated by FINOVA and to open and dispose of all mail addressed to Borrower; and to do all other things FINOVA deems necessary or desirable to carry out the terms of this Agreement. Borrower hereby ratifies and approves all acts of such attorney. Neither FINOVA nor any of its designees shall be liable for any acts or omissions nor for any error of judgment or mistake of fact or law while acting as Borrower's attorney. This power, being coupled with an interest, is irrevocable until the Obligations have been fully satisfied and FINOVA's obligation to provide loans hereunder shall have terminated

     9.26  Governing Law; Waivers.  THIS AGREEMENT, INCLUDING WITHOUT LIMITATION
           ----------------------
ENFORCEMENT OF THE OBLIGATIONS, SHALL BE INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE CONFLICT OF LAWS RULES) OF THE STATE OF ARIZONA GOVERNING CONTRACTS TO BE PERFORMED ENTIRELY WITHIN SUCH STATE; PROVIDED THAT TO THE EXTENT THE UNIFORM COMMERCIAL CODE AS ADOPTED IN A PARTICULAR STATE HAS PROVISIONS GOVERNING THE

FINOVA                                               Loan and Security Agreement
--------------------------------------------------------------------------------

ATTACHMENT AND PERFECTION OF A SECURITY INTEREST IN DEPOSIT ACCOUNTS (e.g. CALIFORNIA HAWAII, IDAHO, ILLINOIS AND OREGON) THE LAW OF THAT JURISDICTION SHALL APPLY BUT ONLY WITH RESPECT TO SUCH DEPOSIT ACCOUNTS AND WITHOUT OTHERWISE AFFECTING THE ARIZONA CHOICE OF LAW HEREUNDER. BORROWER HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF MARICOPA IN THE STATE OF ARIZONA OR, AT THE SOLE OPTION OF FINOVA, IN ANY OTHER COURT IN WHICH FINOVA SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. BORROWER WAIVES ANY OBJECTION OF FORUM NON CONVENIENS AND VENUE. BORROWER FURTHER WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT, AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE IN THE MANNER SET FORTH IN SECTION 9.12 HEREOF FOR THE GIVING OF NOTICE. BORROWER FURTHER WAIVES ANY RIGHT IT MAY OTHERWISE HAVE TO COLLATERALLY ATTACK ANY JUDGMENT ENTERED AGAINST IT.

     9.27  Mutual Waiver of Right to Jury Trial.  FINOVA and Borrower each
           -------------------------------------
hereby waives the right to trial by jury in any action or proceeding based upon, arising out of, or in any way relating to: (i) this Agreement; (ii) any other present or future instrument or agreement between FINOVA and Borrower; or (iii) any conduct, acts or omissions of FINOVA or Borrower or any of their directors, officers, employees, agents, attorneys or any other persons affiliated with FINOVA or Borrower; in each of the foregoing cases, whether sounding in contract or tort or otherwise.

Borrower:

VIDEO CITY, INC.

FED. TAX ID #95-3897052


BY /s/ Robert Y. Lee
  --------------------------------
   President or Vice President



ADVENTURES IN VIDEO, INC.

FED. TAX ID #41-1429740


BY /s/ Robert Y. Lee
  --------------------------------
   President or Vice President



KDDJ INVESTMENTS, INC.

FED. TAX ID #94-3057641


BY /s/ Robert Y. Lee
  --------------------------------
   President or Vice President



OLD REPUBLIC ENTERTAINMENT, INC.

FED. TAX ID #71-0460482


BY /s/ Robert Y. Lee
  --------------------------------
   President or Vice President



LEPTIS MAGNA, INC.

FED. TAX ID #84-0964171


BY /s/ Robert Y. Lee
  --------------------------------
   President or Vice President

FINOVA                                               Loan and Security Agreement
--------------------------------------------------------------------------------

SULPIZIO ONE, INC.

FED. TAX ID #33-0636666


BY /s/ Robert Y. Lee
  --------------------------------
   President or Vice President


FINOVA:

FINOVA CAPITAL CORPORATION


BY /s/ [Illegible]
  --------------------------------

TITLE Vice President
      ----------------------------

                                  SCHEDULE TO

                          Loan and Security Agreement

Borrower:      VIDEO CITY, INC.                 ADVENTURES IN VIDEO, INC.
ADDRESS:       6840 DISTRICT BLVD.              10705 UNIVERSITY AVE. NE
               BAKERSFIELD, CALIFORNIA  93313   BLAINE, MINNESOTA  55434


               KDDJ INVESTMENTS, INC.           Old Republic Entertainment, Inc.
               10705 UNIVERSITY AVE. NE         2723 E. MAIN ST.
               BLAINE, MINNESOTA  55434         VENTURA, CALIFORNIA  93003

               LEPTIS MAGNA, INC.               SULPIZIO ONE, INC.
               15503 E. MISSISSIPPI AVE.        6840 DISTRICT BLVD.
               AURORA, COLORADO  80017          BAKERSFIELD, CALIFORNIA  93313

DATE:          AS OF MARCH 24, 1998

This Schedule forms an integral part of the Loan and Security Agreement between the above Borrower and FINOVA Capital Corporation dated the above date, and all references herein and therein to "this Agreement" shall be deemed to refer to said Agreement and to this Schedule.
================================================================================
DEFINITIONS (SECTION 1):


     "Guarantors" means, collectively, Video City, Inc., Adventures in Video,
      ----------
Inc., KDDJ Investments, Inc., Leptis Magna, Inc., Old Republic Entertainment, Inc., and Sulpizio One, Inc.

     "Seller" means the selling shareholders under the Stock Purchase
      ------
Agreements.

     "Seller Noncompete Agreement" means, collectively, those certain
      ---------------------------
noncompetition agreements in favor of Video City, Inc. required under Section
6.5 of the Stock Purchase Agreements, substantially in the form of Exhibit D to the Stock Purchase Agreements.

     "Subordinating Creditor" means Ingram Entertainment, Inc., Rentrak
      ----------------------
Corporation, and Video Products Distributors.
================================================================================
TOTAL FACILITY (SECTION 2.1):

     $7,500,000
================================================================================

LOANS (SECTION 2.2):

                 Revolving Credit Loans:  A revolving line of credit consisting
                 ----------------------
                 of loans against Borrower's Eligible Inventory ("INVENTORY
                                                                  ---------
                 LOANS") (the Inventory Loans also shall be referred to as the
                 -----
                 "REVOLVING CREDIT LOANS") in an aggregate outstanding principal
                 -----------------------
                 amount not to exceed the lesser of (a) or (b) below:

                    (a)  Five Hundred Thousand Dollars ($500,000) (the

                    "REVOLVING CREDIT LIMIT"), less any Loan Reserves, or
                    -----------------------    ----

                    (b) an amount equal to 65% of the value of Borrower's Eligible Inventory consisting of all formats of entertainment items and related accessories for sale in Borrower's retail stores, calculated at the lower of cost or market value and determined on a first-in, first-out basis, less any Loan Reserves.
                    ----

                 TERM LOANS:  one or more term loans against the value of
                 ----------
                 Borrower's Eligible Inventory consisting of rental video tape and game inventory ("TERM LOANS") in an aggregate outstanding
                                      ----------
                 principal amount not to exceed $7,000,000; provided, that the
                                                            --------
                 Terms Loans, if any, shall be in such amounts set forth below and on such terms as are set forth on separate promissory notes of Borrower from time to time, each in form and substance satisfactory to FINOVA in its sole discretion:

                    TRANCHE A:   one or more term loans against the value of
                    ---------
                    Borrower's Eligible Inventory consisting of rental video tape and game inventory in an aggregate outstanding principal amount not to exceed the lesser of $3,465,000 or 50% of the net appraised orderly liquidation value of such Eligible Inventory consisting of rental video tape and game inventory ("TRANCHE A TERM LOANS"). Borrower's rental video
                                --------------------
                    tape and game inventory shall be appraised annually at the expense of Borrower by an appraiser chosen by FINOVA, and Borrower shall pay to FINOVA the amount that the Tranche A Term Loans exceed 50% of the orderly liquidation value of such inventory.

                    TRANCHE B:  one or more term loans against the value of
                    ---------
                    Borrower's Eligible Inventory consisting of rental video tape and game inventory in an aggregate outstanding principal amount not to exceed the lesser of $1,735,000 or 25% of the net appraised orderly liquidation value of such Eligible Inventory consisting of rental video tape and game inventory ("TRANCHE B TERM LOANS"). Borrower's rental video
                                --------------------
                    tape and game inventory shall be appraised annually at the expense of Borrower by an appraiser chosen by FINOVA, and Borrower shall pay to FINOVA the amount that the Tranche B Term Loans exceed 25% of the orderly liquidation value of such inventory.

                    TRANCHE C:  one or more term loans against the value of
                    ---------
                    Borrower's Eligible Inventory consisting of rental video tape and game inventory acquired by Borrower in retail store acquisitions after the Closing Date and approved by FINOVA in its discretion in an aggregate outstanding principal amount not to exceed the lesser of (a) or (b) below:

                       (a)  $7,000,000 less the aggregate outstanding
                                       ----
                       principal amount of the Tranche A Term Loans and the Tranche B Term Loans; or

                       (b) 75% of the net appraised orderly liquidation value of such Eligible Inventory consisting of rental video tape and game inventory acquired by Borrower in retail store acquisitions after the Closing Date and approved by FINOVA ("TRANCHE C TERM LOANS"). Such acquired rental
                                --------------------
                       video tape and game inventory shall be appraised annually at the expense of Borrower by an appraiser chosen by FINOVA, and Borrower shall pay to FINOVA the amount that the Tranche C Term Loans exceed 75% of the orderly liquidation value of such inventory.

                    Notwithstanding anything in this Loan Agreement to the contrary, FINOVA reserves the right to (a) make separate Loans to each Borrower based upon each Borrower's respective Collateral and (b) upon the consummation of the Subsidiary Merger, readjust the Loans to reflect the respective Collateral owned by each of Video City, Inc. and Old Republic Entertainment, Inc.

================================================================================
INTEREST AND FEES (SECTION 2.6):

                 Revolving Interest Rate.  Borrower shall pay FINOVA interest on
                 -----------------------
                 the daily outstanding balance of Borrower's Revolving Credit Loans at a per annum rate of 2.75% in excess of the rate of interest announced publicly by Citibank, N.A., (or any successor thereto), from time to time as its "prime rate" (the "PRIME RATE") which may not be such institution's lowest rate.
                  ----------
                 The interest rate chargeable hereunder in respect of the Revolving Credit Loans (herein, the "REVOLVING INTEREST RATE")
                                                      -----------------------
                 shall be increased or decreased, as the case may be, without notice or demand of any kind, upon the announcement of any change in the Prime Rate. Each change in the Prime Rate shall be effective hereunder on the first day following the announcement of such change. Interest charges and all other fees and charges herein shall be computed on the basis of a year of 360 days and actual days elapsed and shall be payable to FINOVA in arrears on the first day of each month.

                 Term Interest Rate:  Borrower shall pay FINOVA interest on the
                 ------------------
                 daily outstanding balance of the Term Loans at a per annum rate of 2.75% in excess of the Prime Rate. The interest rate chargeable hereunder in respect of the Term Loans (herein, the "TERM INTEREST RATE") shall be increased or decreased, as the
                  ------------------
                 case may be, without notice or demand of any kind, upon the announcement of any change in the Prime Rate. Each change in the Prime Rate shall be effective hereunder on the first day following the announcement of such change. Interest charges and all other fees and charges herein shall be computed on the basis of a year of 360 days and actual days elapsed and shall be payable to FINOVA in arrears on the first day of each month.

                 Collateral Monitoring Fee.  At the closing of this transaction
                 -------------------------
                 and on the first day of each calendar month thereafter, Borrower shall pay FINOVA a collateral monitoring fee of $1,000 ("COLLATERAL MONITORING FEE"); provided however, that Borrower
                   -------------------------
                 agrees and acknowledges that each Loan Year a full year's fee shall be deemed earned at the beginning of the respective Loan Year.

                 Closing Fee. Borrower shall pay to FINOVA a closing fee in an
                 -----------
                 amount equal to 1.25% of the Total Facility ("CLOSING FEE"),
                                                               -----------
                 which shall be deemed fully earned on the Closing Date. Such Closing Fee shall be amortized over twelve (12) equal monthly payments of $7,812.50, with the first payment payable on the Closing Date and each subsequent payment payable on the first day of each month thereafter beginning April 1, 1998.

                 Success Fee.  On the first anniversary of the date of this
                 -----------
                 Agreement, and on each subsequent anniversary of said date, if this Agreement is in effect, Borrower shall pay FINOVA a success fee in the amount of $10,000, ("SUCCESS FEE"), which
                                                         -----------
                 shall be deemed fully earned on the date due and shall be non-refundable.

                 Unused Line Fee.  With respect to each fiscal quarter, or
                 ---------------
                 portion thereof during the term of this Agreement, Borrower shall unconditionally pay to FINOVA a fee equal to one-half of one percent (0.50%) per annum of the difference between the Revolving Credit Limit and the average daily outstanding balance of the Revolving Credit Loans during such quarter, or portion thereof ("UNUSED LINE FEE"), which fee shall be
                                   ---------------
                 calculated and payable quarterly, in arrears, and shall be due and payable, commencing on the first Business Day of the Borrower's first fiscal quarter following the Closing Date and continuing on the first Business Day of each fiscal quarter thereafter.

                 Examination Fee.  Borrower agrees to pay to FINOVA an
                 ---------------
                 examination fee in the amount of $600 per person per day in connection with each audit or examination of Borrower performed by FINOVA prior to or after the date hereof, plus all costs and expenses incurred in connection therewith (the "EXAMINATION
                                                                 -----------
                 FEE"); provided, that so long as no Event of Default has
                        --------
                 occurred and is continuing, the Examination Fees shall not exceed, in the aggregate, $18,000 per annum, plus all costs and expenses incurred in connection with the audits or examinations conducted. Without limiting the generality of the foregoing, Borrower shall pay to FINOVA an initial

                 Examination Fee in an amount equal to $600 per person per day, plus all costs and expenses incurred in connection therewith. Such initial Examination Fee shall be deemed fully earned at the time of payment and due and payable upon the closing of this transaction, and shall be deducted from any good faith deposit paid by Borrower to FINOVA prior to the date of this Agreement.

                 Warrants.   520,720 shares of common stock of Video City, Inc.,
                 --------
                 exercisable within 3 years after the Closing Date and subject to the terms and conditions set forth in that certain warrant agreement dated as of even date between Video City, Inc. and FINOVA.

===============================================================================
NOTIFICATION OF CLOSING (SECTION 2.13):

                 The amount for purposes of Section 2.13 shall be $7,500,000.

===============================================================================
CONDITIONS OF CLOSING (SECTION 4.1):

                 The obligation of FINOVA to make the initial advance hereunder is subject to the fulfillment, to the satisfaction of FINOVA and its counsel, of each of the following conditions, in addition to the conditions set forth in Sections 4.1 and 4.2 above:

                 (a) Minimum Excess Availability (Section 4.1(b)).  Not less
                     --------------------------------------------
                 than $400,000. Accounts payable outstanding not more than 30 days past due.

                 (b) Lease and Landlord's Consent (Section 4.1(k)).
                     ----------------------------------------------
                 Location(s): See Schedule 4.1(k).

                 (c) No Material Adverse Change (Section 4.1(v )). No material
                    ---------------------------------------------
                 adverse change has occurred in the Borrower's business, operations, financial condition, or assets or in the prospect of repayment of the Obligations since December 31, 1997.

                 (d) Support Agreements. Each of Robert Young Lee, Craig Kelly,
                     ------------------
                 and Tim Denari, shall have delivered a Support Agreement in favor of FINOVA, and in form and substance satisfactory to FINOVA.

                 Borrower shall cause the conditions precedent set forth in
                 Section 4.1 of this Agreement and set forth above in this Schedule to be satisfied, and shall provide evidence to FINOVA that all such conditions precedent have been satisfied, on or before March 31, 1998.

================================================================================
BORROWER INFORMATION:

  Borrower's State of Incorporation (Section 5.1):

            Video City, Inc.--Delaware
            Adventures in Video, Inc.--Minnesota
            KDDJ Investments, Inc.--Minnesota
            Old Republic Entertainment, Inc.--California
            Leptis Magna, Inc.--Colorado
            Sulpizio One, Inc.--California

  Borrower's copyrights, patents trademarks, and licenses (Section 5.5):  None.

  Fictitious Names/Prior Corporate Names  (Section 5.2):

            Prior Corporate Names:  Prism Entertainment Corporation
                                    Lee Video City, Inc.
                                    32nd Street III

            Fictitious Names:       Speedy Video (Adventures in Video, Inc.)
                                    Movie Magic (KDDJ Investments, Inc.)
                                    Video Unlimited (Leptis Magna, Inc.)
                                    Video Tyme (Old Republic Entertainment,
                                    Inc.)
                                    Video Tyme Studio Sales (Old Republic
                                    Entertainment, Inc.)
                                    Video City

  Borrower Locations (Section 5.16) See Schedule 5.16

  Borrower's Federal Tax Identification Number (Section 5.16):

                                    Video City, Inc.  95-3897052
                                    Adventures in Video, Inc. 41-1429740
                                    KDDJ Investments, Inc.  94-3057641
                                    Leptis Magna, Inc.  84-0964171
                                    Old Republic Entertainment, Inc.  71-0460482
                                    Sulpizio One, Inc.  33-0636666

  Permitted Encumbrances (Section 1.1):  None.

================================================================================
FINANCIAL COVENANTS  (SECTION 6.1.13):

                    Borrower shall comply with all of the following covenants. Compliance shall be determined as of the end of each month or quarter (as determined by FINOVA in its sole discretion), except as otherwise specifically provided below:

     Total Debt Service Coverage Ratio      As of the last day of each calendar
     --------------------------------------
                    month, Borrower's Operating Cash Flow/Actual for the consecutive 12-month period ending as of such last day must be at least 1.10 times the amount necessary to meet Borrower's Total Contractual Debt Service for such 12-month period; provided however, that, with
                                              ----------------
                    respect to the calculations set forth herein for the period from the Closing Date through March 31, 1999, Borrower's Operating Cash Flow/Actual and Total Contractual Debt Service shall be determined beginning as of April 1, 1998 (the "START DATE") and be measured for such amounts for the respective periods as follows:

----------------------------------------------------------------------------------
                                           Period              Minimum Total Debt
                                           ------              ------------------
                                                                Service Coverage
                                                                ----------------
                                                                      Ratio
                                                                      -----
-----------------------------------------------------------------------------------
Start Date through May 31, 1998                                        0.30
-----------------------------------------------------------------------------------
Start Date through June 30, 1998                                       0.50
-----------------------------------------------------------------------------------
Start Date through July 31, 1998                                       0.75
-----------------------------------------------------------------------------------
Start Date through August 31, 1998                                     0.90
-----------------------------------------------------------------------------------
Start Date through September 30, 1998                                  0.65
-----------------------------------------------------------------------------------
Start Date through October 31, 1998                                    0.65
-----------------------------------------------------------------------------------
Start Date through November 30, 1998                                   0.80
-----------------------------------------------------------------------------------
Start Date through December 31, 1998                                   1.00
-----------------------------------------------------------------------------------
Start Date through January 31, 1999                                    1.10
-----------------------------------------------------------------------------------
Start Date through February 28, 1999                                   1.10
-----------------------------------------------------------------------------------
Start Date through March 31, 1999                                      1.10
-----------------------------------------------------------------------------------

                                Provided further, that all such determinations
                                ----------------
                                shall be made on a consolidated basis.

================================================================================
NEGATIVE COVENANTS (SECTION 6.2):

  Employee Advances:     Borrower shall not make any loans or advances to
  ------------------     Employees except in the ordinary course of business
                         and consistent with past practices of Borrower in an aggregate amount not exceeding at any time $30,000.


  Existing Guaranties:   None.
  --------------------

  Capital Expenditures: Borrower shall not make or incur any Capital --------------------- Expenditure if, after giving effect thereto, the aggregate amount of all Capital Expenditures by Borrower in any fiscal year (beginning with the 2000 fiscal year) would exceed $200,000; provided that for
                                                             --------
                         the 1999 fiscal year, Borrower shall not make or incur any Capital Expenditure unless (a) such Capital Expenditure is financed through a Capital Lease and (b) after giving effect thereto, the aggregate amount of all Capital Expenditures by Borrower in the 1999 fiscal year will not exceed $310,000.


     Compensation:       Borrower shall not pay total compensation, including
     ------------        salaries, withdrawals, fees, bonuses, commissions,
                         drawing accounts and other
                    payments, whether directly or indirectly, in money or otherwise, during any fiscal year to Robert Young Lee, Craig Kelly, or Tim Denari (or any relative thereof) in an amount in excess of the greater of (a) 115% of such total compensation paid in the immediately preceding fiscal year or (b) 24% of the Operating Cash Flow/Actual, calculated after taking into account the amount of such compensation. Notwithstanding the foregoing, Borrower shall be entitled to issue stock options to its senior management.

     Indebtedness:  Borrower shall not create, incur, assume or permit to exist
     ------------
                    any Indebtedness (including Indebtedness in connection with Capital Leases) in excess of the amounts set forth above in the Capital Expenditure covenant other than (i) the Obligations, (ii) trade payables and other contractual obligations to suppliers and customers incurred in the ordinary course of business, (iii) other Indebtedness existing on the date of this Agreement and reflected in the Prepared Financials (other than Indebtedness paid on the date of this Agreement from proceeds of the initial advances hereunder), and (iv) Subordinated Debt.

================================================================================
REPORTING REQUIREMENTS (SECTION 9.1):

               1. Borrower shall provide FINOVA with monthly accounts payable agings aged by invoice date, outstanding or held check registers and inventory certificates within ten (10) days after the end of each month.

               2. Borrower shall provide FINOVA with monthly perpetual inventory reports for the Inventory valued on a first-in, first-out basis at the lower of cost or market (in accordance with GAAP) or such other inventory reports as are reasonably requested by FINOVA, all within ten (10) days after the end of each month.

               3. Borrower shall provide FINOVA with monthly unaudited financial statements, income statements, and balance sheets within thirty (30) days after the end of each month.

               4. Borrower shall provide FINOVA with audited consolidated and consolidating fiscal financial statements within one hundred twenty (120) days after the end of each fiscal year, as more specifically described in Section 9.1(b) hereof, and with an opinion issued by a Certified Public Accountant which is acceptable to FINOVA.

               5. Borrower shall provide FINOVA with annual operating budgets
                  (including income statements, balance sheets and cash flow statements, by month) for the upcoming fiscal year of Borrower within thirty (30) days prior to the end of each fiscal year of Borrower.

               6. Borrower's balance sheets for purposes of the definition of
                  Prepared Financials shall be as of December 31, 1997.

================================================================================

================================================================================
TERM (SECTION 9.2):

                 The initial term of this Agreement shall be FIVE (5) years from the date hereof (the "INITIAL TERM") and shall be automatically
                                       ------------
                 renewed for successive periods of one (1) year each (each, a

                 "RENEWAL TERM"), unless earlier terminated as provided in
                 -------------
                 Section 7 or 9.2 above or elsewhere in this Agreement; provided that the term of the Tranche C Terms Loans shall be three (3) years from date of the initial advances of the Tranche A Terms Loans and the Tranche B Term Loans.

================================================================================
TERMINATION FEE (SECTION 9.2):

                 (A)  Revolving Credit Loans Facility.  The Termination Fee
                      -------------------------------
                 applicable to the Revolving Credit Loans facility provided for in Section 9.2(d) shall be an amount equal to the following percentage of the average daily outstanding balance of the Obligations for the 180-day period (or lesser period if applicable) preceding the date of termination:

                 (i) five percent (5.0%), if such early termination occurs on or prior to the first anniversary of the date of this Agreement;

                 (ii) three percent (3.0%), if such early termination occurs between the first anniversary of the date of this Agreement and the second anniversary of the date of this Agreement.

                 (iii) one percent (1.0%), if such early termination occurs after the second anniversary of the date of this Agreement.


                 (B)  Term Loans.  The Termination Fee applicable to the Term
                      ----------
                 Loans provided for in Section 9.2(d) shall be equal to:

                 (i) five percent (5.0%) of the amount prepaid if such prepayment is made during the Loan Year beginning on the Closing Date;

                 (ii) three percent (3.0%) of the amount prepaid if such prepayment is made during the Loan Year beginning on the first anniversary of the Closing Date; and

                 (iii) one percent (1.0%) of the amount prepaid if such prepayment is made after the second anniversary of the Closing Date.

================================================================================
DISBURSEMENT (SECTION 9.11):

                 Unless and until Borrower otherwise directs FINOVA in writing, all loans shall be wired to Borrower's following operating account:

                 Bank:          Bank of America
                 ABA:           1210-0035-8
                 Account Name:  Video City, Inc.
                 Account #:     14764-01372

===============================================================================
ADDITIONAL PROVISIONS:

                 1.  Excess Cash Flow Prepayments.  Within sixty (60) days
                     ----------------------------
                 following receipt by FINOVA of Borrower's annual audited financial statements, commencing with such financial statements for Borrower's fiscal year ending December 31, 1998, FINOVA may deliver a notice to Borrower requiring Borrower to prepay the Term Loans in an amount up to fifty percent (50%) of Borrower's Excess Cash Flow for such year. Any prepayments required under this section are strictly at the sole option of FINOVA, and are payable within thirty (30) days following the date of demand by FINOVA. All amounts paid pursuant to this section shall be applied toward the repayment of Tranche A Term Loans. No Termination Fee or other form of prepayment premium shall be applied to any payments made under this section.

================================================================================

BORROWER:
--------
VIDEO CITY, INC.                       OLD REPUBLIC ENTERTAINMENT, INC.


BY /s/ Robert Y. Lee                   BY /s/ Robert Y. Lee
  --------------------------------       ---------------------------------
   President or Vice President               President or Vice President


ADVENTURES IN VIDEO, INC.              SULPIZIO ONE, INC.


BY /s/ Robert Y. Lee                   BY /s/ Robert Y. Lee
  --------------------------------       ---------------------------------
   President or Vice President               President or Vice President


KDDJ INVESTMENTS, INC.

BY /s/ Robert Y. Lee
  --------------------------------
 President or Vice President

LEPTIS MAGNA, INC.                       FINOVA:
                                         ------
                                         FINOVA CAPITAL
                                         CORPORATION
BY /s/ Robert Y. Lee
  --------------------------------
   President or Vice President           BY /s/ [Illegible]
                                           -------------------------------
                                         TITLE Vice President
                                              ----------------------------

                               TABLE OF CONTENTS

                                                                   Page
1.   DEFINITIONS.................................................    1

     1.1    Defined Terms........................................    1
     1.2    Other Terms..........................................    7

2.   LOANS; INTEREST RATE AND OTHER CHARGES......................    7

     2.1    Total Facility.......................................    7
     2.2    Loans................................................    7
     2.3    Overlines; Overadvances..............................    7
     2.4    Intentionally Deleted................................    8
     2.5    Loan Account.........................................    8
     2.6    Interest; Fees; Warrants.............................    8
     2.7    Default Interest Rate................................    8
     2.8    Examination Fee......................................    8
     2.9    Excess Interest......................................    8
     2.10   Principal Payments; Proceeds of  Collateral..........    9
     2.11   Application of Collateral............................   11
     2.12   Application of Payments..............................   11
     2.13   Notification of Closing..............................   11

3.   SECURITY....................................................   11

     3.1    Security Interest in the Collateral...................  11
     3.2    Perfection and Protection of Security Interest........  12
     3.3    Preservation of Collateral............................  12
     3.4    Insurance.............................................  12
     3.5    Collateral Reporting; Inventory.......................  13
     3.6    Eligibility...........................................  13
     3.7    Equipment.............................................  13
     3.8    Other Liens; No Disposition of Collateral.............  14
     3.9    Collateral Security...................................  14

4.   CONDITIONS OF CLOSING.......................................   14

     4.1    Initial Advance.......................................  14
     4.2    Subsequent Advances...................................  18

                               TABLE OF CONTENTS
                                  (continued)

                                                                   Page
5.   REPRESENTATIONS AND WARRANTIES..............................   18

     5.1    Due Organization.....................................   18
     5.2    Other Names..........................................   18
     5.3    Due Authorization....................................   18
     5.4    Binding Obligation...................................   18
     5.5    Intangible Property..................................   19
     5.6    Capital..............................................   19
     5.7    Material Litigation..................................   19
     5.8    Title; Security Interests of FINOVA..................   19
     5.9    Restrictive Agreements; Labor Contracts..............   19
     5.10   Laws.................................................   19
     5.11   Consents.............................................   19
     5.12   Defaults.............................................   19
     5.13   Financial Condition..................................   19
     5.14   ERISA................................................   20
     5.15   Taxes................................................   20
     5.16   Locations; Federal Tax ID No.........................   20
     5.17   Business Relationships...............................   20
     5.18   Reaffirmations.......................................   20
     5.19   Subsidiary Merger....................................   20

6.   COVENANTS...................................................   20

     6.1    Affirmative Covenants................................   20
     6.2    Negative Covenants...................................   22

7.   DEFAULT AND REMEDIES........................................   24

     7.1    Events of Default....................................   24
     7.2    Remedies.............................................   25
     7.3    Standards for Determining Commercial Reasonableness..   26

8.   EXPENSES AND INDEMNITIES....................................   26

     8.1    Expenses.............................................   26

9.   MISCELLANEOUS...............................................   27

                               TABLE OF CONTENTS
                                  (continued)

                                                                   Page
     9.1    Examination of Records; Financial Reporting..........   27

     9.2    Term; Termination....................................   28

     9.3    Recourse to Security; Certain Waivers................   28

     9.4    No Waiver by FINOVA..................................   28

     9.5    Binding on Successor and Assigns.....................   28

     9.6    Severability.........................................   28

     9.7    Amendments; Assignments..............................   28

     9.8    Integration..........................................   29

     9.9    Survival.............................................   29

     9.10   Evidence of Obligations..............................   29

     9.11   Loan Requests........................................   29

     9.12   Notices..............................................   29

     9.13   Brokerage Fees.......................................   29

     9.14   Disclosure...........................................   29

     9.15   Publicity............................................   30

     9.16   Captions.............................................   30

     9.17   Injunctive Relief....................................   30

     9.18   Counterparts; Facsimile Execution....................   30

     9.19   Construction.........................................   30

     9.20   Time of Essence......................................   30

     9.21   Limitation of Actions................................   30

     9.22   Liability............................................   30

     9.23   Notice of Breach by FINOVA...........................   31

     9.24   Application of Insurance Proceeds....................   31

     9.25   Power of Attorney....................................   31

     9.26   Governing Law; Waivers...............................   31

     9.27   Mutual Waiver of Right to Jury Trial.................   32

An extra section break has been inserted above this paragraph. Do not delete this section break if you plan to add text after the Table of Contents/Authorities. Deleting this break will cause Table of Contents/Authorities headers and footers to appear on any pages following the Table of Contents/Authorities.

                                SCHEDULE 4.1(K)


                          LEASE AND LANDLORD'S CONSENT

  1.   6615 Ming Avenue, Bakersfield, CA  93309
  2.   5330 Olive Dr., Ste. D & E, Bakersfield, CA  93308
  3.   3450 New Stine Road, Bakersfield, CA  93309
  4.   2333 Brundage Lane, Bakersfield, CA  93304
  5.   2697 Mt. Vernon, Ste. A&B,  Bakersfield, CA  93306
  6.   1557 White Lane,  Bakersfield, CA  93307
  7.   7890 White Lane,  Bakersfield, CA  93309
  8.   2665 Calloway Dr., Ste. 2A,  Bakersfield, CA  93312
  9.   3318 Niles,  Bakersfield, CA  93306
 10.   1032 West Kern Street, Taft, CA 93268
 11.   1101 Cecil Ave., Delano, CA 93215
 12.   1493 S. Broadway, Santa Maria, CA 93454
 13.   2409 East Avenue "S", Ste. B2-B3, Palmdale, CA  93550
 14.   1121 W. Valley Blvd., Ste. B&C, Tehachapi, CA  93561
 15.   730 E. Alisal, Salinas, CA  93905
 16.   4785 Kings Canyon, Fresno, CA  93702
 17.   3285 E. Shields Avenue, Fresno, CA  93726
 18.   3110 N. West Street, Fresno, CA  93705
 19.   201 N. Milpas Street, Santa Barbara, CA 93103
 20.   2002 West Avenue "J", Lancaster, CA 93536
 21.   4069 West Avenue "L", Lancaster, CA 93536
 22.   1341-A Pacheco Blvd., Los Banos, CA 93635
 23.   2723 E. Main St., Ventura, CA 93003
 24.   6000 Telegraph Rd. , Ventura, CA 93003
 25.   7838 Telegraph Rd. , Ventura, CA 93004
 26.   305 W. L.A. Ave., Moorpark, CA 93021
 27.   15503 E. Mississippi Ave., Aurora, CO 80017
 28.   7148 E. County Line Rd., Highlands Ranch, CO 80126
 29.   10903 US Hwy 285 E103&103, Conifer, CO 80433
 30.   166 Main St. (PO Box 814), Elizabeth, CO 80107
 31.   911 Mountain Ave, Berthoud, CO 80513

 32.   6220 Bass Lake Road, Crystal, MN 55429
 33.   14001 St. Francis Blvd. N.W. Ramsey, MN 55303
 34.   6976 33rd Street N. Oakdale, MN 55119
 35.   6533 Nicollet Avenue S. Richfield, MN 55423
 36.   7916 Brooklyn Blvd. Brooklyn Park, MN 55445
 37.   1115 Shakopee Town Square, Shakopee, MN 55379
 38.   11656 Winnetka Avenue, Champlin, MN 55316
 39.   1435 N. Highway 101, Plymouth, MN 55447
 40.   10705 University Avenue, Blaine, MN 55434
 41.   8521 Zane Avenue N., Brooklyn Park, MN 55443
 42.   6220 109th Avenue N. Champlin, MN 55316
 43.   13733 Crosstown Blvd., Andover, MN 55304
 44.   3701 Old Shakopee Road, Bloomington, MN 55431
 45.   2325 Polk Street, San Francisco, CA 94109
 46.   1590 Pacific Avenue, San Francisco, CA 94109
 47.   1900 Lombard Street, San Francisco, CA 94123

                                 SCHEDULE 5.16

                               BORROWER LOCATIONS

 1.   6615 Ming Avenue, Bakersfield, CA  93309
 2.   5330 Olive Dr., Ste. D & E, Bakersfield, CA  93308
 3.   3450 New Stine Road, Bakersfield, CA  93309
 4.   2333 Brundage Lane, Bakersfield, CA  93304
 5.   2697 Mt. Vernon, Ste. A&B,  Bakersfield, CA  93306
 6.   1557 White Lane,  Bakersfield, CA  93307
 7.   7890 White Lane,  Bakersfield, CA  93309
 8.   2665 Calloway Dr., Ste. 2A,  Bakersfield, CA  93312
 9.   3318 Niles,  Bakersfield, CA  93306
10.   1032 West Kern Street, Taft, CA 93268
11.   1101 Cecil Ave., Delano, CA 93215
12.   1493 S. Broadway, Santa Maria, CA 93454
13.   2409 East Avenue "S", Ste. B2-B3, Palmdale, CA  93550
14.   1121 W. Valley Blvd., Ste. B&C, Tehachapi, CA  93561
15.   730 E. Alisal, Salinas, CA  93905
16.   4785 Kings Canyon, Fresno, CA  93702
17.   3285 E. Shields Avenue, Fresno, CA  93726
18.   3110 N. West Street, Fresno, CA  93705
19.   201 N. Milpas Street, Santa Barbara, CA 93103
20.   2002 West Avenue "J", Lancaster, CA 93536
21.   4069 West Avenue "L", Lancaster, CA 93536
22.   1341-A Pacheco Blvd., Los Banos, CA 93635
23.   2723 E. Main St., Ventura, CA 93003
24.   6000 Telegraph Rd., Ventura, CA 93003
25.   7838 Telegraph Rd., Ventura, CA 93004
26.   305 W. L.A. Ave., Moorpark, CA 93021
27.   15503 E. Mississippi Ave., Aurora, CO 80017
28.   7148 E. County Line Rd., Highlands Ranch, CO 80126
29.   10903 US Hwy 285 E103&103, Conifer, CO 80433
30.   166 Main St. (PO Box 814), Elizabeth, CO 80107
31.   911 Mountain Ave, Berthoud, CO 80513
32.   6220 Bass Lake Road, Crystal, MN 55429

33.   14001 St. Francis Blvd. N.W. Ramsey, MN 55303
34.   6976 33rd Street N. Oakdale, MN 55119
35.   6533 Nicollet Avenue S. Richfield, MN 55423
36.   7916 Brooklyn Blvd. Brooklyn Park, MN 55445
37.   1115 Shakopee Town Square, Shakopee, MN 55379
38.   11656 Winnetka Avenue, Champlin, MN 55316
39.   1435 N. Highway 101, Plymouth, MN 55447
40.   10705 University Avenue, Blaine, MN 55434
41.   8521 Zane Avenue N., Brooklyn Park, MN 55443
42.   6220 109th Avenue N. Champlin, MN 55316
43.   13733 Crosstown Blvd., Andover, MN 55304
44.   3701 Old Shakopee Road, Bloomington, MN 55431
45.   2325 Polk Street, San Francisco, CA 94109
46.   1590 Pacific Avenue, San Francisco, CA 94109
47.   1900 Lombard Street, San Francisco, CA 94123

                            SECURED PROMISSORY NOTE
                            -----------------------
                                  (Tranche A)
                                  -----------

$3,465,000                                                      Phoenix, Arizona
                                                                  March 24, 1998

          FOR VALUE RECEIVED, each of VIDEO CITY, INC., a Delaware corporation, ADVENTURES IN VIDEO, INC., a Minnesota corporation, KDDJ INVESTMENTS, INC., a Minnesota corporation, OLD REPUBLIC ENTERTAINMENT, INC., a California corporation, LEPTIS MAGNA, INC., a Colorado corporation, and SULPIZIO ONE, INC., a California corporation (jointly and severally, "Borrower"), promises to pay to
                                                  --------
the order of FINOVA CAPITAL CORPORATION, a Delaware corporation ("FINOVA"), at
                                                                  ------
its offices at 355 South Grand Avenue, Suite 2400, Los Angeles, California 90071, or at such other place or places as FINOVA may from time to time designate in writing, the principal sum of Three Million Four Hundred Sixty Five Thousand Dollars ($3,465,000) or so much as shall have been drawn by the undersigned pursuant to the terms of the Loan Agreement (as defined below), plus interest in the manner and upon the terms and conditions set forth below. This Secured Promissory Note (Tranche A) ("Note") is made pursuant to that certain
                                      ----
Loan and Security Agreement of even date between the FINOVA and Borrower (the "Loan Agreement"), the provisions of which are incorporated herein by this
---------------
reference. Capitalized terms herein, unless otherwise noted, shall have the meaning set forth in the Loan Agreement.

1.0  SCHEDULE OF PAYMENTS; RATE AND PAYMENT OF INTEREST; PREPAYMENT.
     --------------------------------------------------------------

          1.1  This Note shall be payable as follows:

          a. Subject to Section 1.1(b) below, payments of interest only beginning on the first day of the first month after the respective advance and continuing on the first day of each month thereafter; and

          b. A final installment of all unpaid principal plus accrued and unpaid interest and charges on the earlier of (i) March 23, 2003, or (ii) the date the Agreement is terminated by either party for any reason whatsoever.

          1.2 Prepayment may be made under this Note in whole but not in part, subject to the Termination set forth in the Loan Agreement, provided that such prepayment is preceded by not less than five (5) business days prior written notice to FINOVA and accompanied by all accrued by unpaid interest and the full amount of the applicable Termination Fee. Notwithstanding anything herein to the contrary, in the event the Loan Agreement is terminated by Borrower, by FINOVA as permitted under the Loan Agreement or by any other person at any time, then the entire unpaid principal balance of this Note, together with all accrued and unpaid interest hereon and the full amount of the applicable Termination Fee, shall become immediately due and payable in full on the effective date of such termination, without presentment, notice or demand of any kind.

          1.3 Interest shall be computed on the basis of a 360-day year for the actual number of days elapsed, and shall be at the rate of two and three-quarters (2.75) percentage points above the Prime Rate (as hereinafter defined); provided, however, upon the occurrence and during the continuance of an event of
--------  -------
default (as hereinafter defined), interest shall accrue on the outstanding principal balance of this Note at a default rate (the "Default Rate") of two (2)
                                                       ------------
percentage points above the Prime Rate, and shall be payable on demand.  "Prime
                                                                          -----
Rate" means, for any day, the rate of interest per annum (over a year of 360
----
days) announced by Citibank, N.A. (the "Bank"), from time to time, as its "base
                                        ----
rate" (or any successor thereto) in effect on such day. The Prime Rate is not necessarily the lowest rate charged by the Bank. The applicable rate of interest assessed hereunder will be increased or decreased from time to time hereafter in an amount equal to any increase or decrease hereafter made by the Bank in the Prime Rate. A change in the Prime Rate shall be effective on the first day following such change.

2.0  EVENTS OF DEFAULTS; REMEDIES.
     ----------------------------

          2.1 The occurrence of any one of the following events shall constitute a default by Borrower under this Note (hereinafter an "Event of
                                                                  --------
Default"):  (a) if Borrower fails to pay to FINOVA an installment of principal
-------
or interest hereunder when due; (b) if Borrower fails to pay any of its Obligations (as defined in the Loan Agreement) to FINOVA when due and payable or declared due and payable; (c) if Borrower fails or neglects to perform, keep or observe any term, provision, covenant, warranty or representation contained in this Note or the Loan Agreement (other than as referred to in (a) or (b) of this paragraph), which is required to be performed, kept or observed by Borrower or if a default occurs under the Loan Agreement; or (d) the occurrence of a default or an event of default under any agreement, instrument or document heretofore, now or at any time or times hereafter delivered to FINOVA by Borrower or by any guarantor of part or all of Borrower's Obligations to FINOVA.

          2.2 Upon the occurrence of any Event of Default hereunder, in addition to FINOVA's right to charge interest on the Obligations at the Default
Rate: (a) at the option of FINOVA, the entire unpaid amount of all of the Obligations, including without limitation the Termination Fee, shall become immediately due and payable without demand, notice or legal process of any kind;
(b) FINOVA may, at its option, without demand, notice or legal process of any kind, exercise any and all rights and remedies granted to it by the Loan Agreement or by any other agreement now or hereafter existing between FINOVA and Borrower or between FINOVA and any guarantor of part or all of Borrower's liabilities to FINOVA; and (c) FINOVA may at its option exercise from time to time any other rights and remedies available to it under the Uniform Commercial Code or other law of the State of Arizona.

          2.3 The remedies of FINOVA as provided herein and in the Loan Agreement shall be cumulative and concurrent, and may be pursued singularly, successively, or together, at the sole discretion of FINOVA. No act of omission or commission of FINOVA, including specifically any failure to exercise any right, remedy or recourse, shall be deemed to be a waiver or release of the same, such waiver or release to be effected only through a written document executed by FINOVA and then only to the extent specifically recited therein. A waiver or release with reference to any one event shall not be construed as continuing, as a bar to, or as a waiver or release of, any subsequent right, remedy or recourse as to a subsequent event.

3.0  GENERAL PROVISIONS.
     ------------------

          3.1 Borrower warrants and represents to FINOVA that Borrower has used and will continue to use the loans and advances represented by this Note solely for proper business purposes, and consistent with all applicable laws and statutes.

          3.2 This Note is secured by the Collateral described in the Loan Agreement.

          3.3 Borrower waives presentment, demand and protest, notice of protest, notice of presentment and all other notices and demands in connection with the enforcement of FINOVA's rights hereunder, except as specifically provided and called for by this Note, and hereby consents to, and waives notice of, the release, addition, or substitution, with or without consideration, of any collateral or of any person liable for payment of this Note. Any failure of FINOVA to exercise any right available hereunder or otherwise shall not be construed as a waiver of the right to exercise the same or as a waiver of any other right at any other time.

          3.4 If this Note is not paid when due or upon the occurrence of an Event of Default, Borrower further promises to pay all costs of collection, foreclosure fees, attorneys fees and expert witness fees incurred by FINOVA, whether or not suit is filed hereon, and the fees, costs and expenses as provided in the Loan Agreement.

          3.5 The contracted for rate of interest of the loan contemplated hereby, without limitation, shall consist of the following: (i) the interest rate set forth on the Schedule, calculated and applied to the principal balance of this Note in accordance with the provisions of this Note: (ii) interest after an Event of Default, calculated and applied to the amounts due under this Note in accordance with the provisions hereof; and (iii) all Additional Sums (as herein defined), if any. Borrower agrees to pay an effective contracted for rate of interest which is the sum of the above-referenced elements. All examination fees, attorneys fees, expert witness fees, letter of credit fees, collateral monitoring fees, closing fees, facility fees, Termination Fees, Minimum Interest Charges, other charges, goods, things in action or any other sums or things of value paid or payable by Borrower (collectively, the "Additional Sums"), whether pursuant to this Note, the Loan Agreement or any
----------------
other documents or instruments in any way pertaining to this lending transaction, or otherwise with respect to this lending transaction, that under any applicable law may be deemed to be interest with respect to this lending transaction, for the purpose of any applicable law that may limit the maximum amount of interest to be charged with respect to this lending transaction, shall be payable by Borrower as, and shall be deemed to be, additional interest and for such purposes only, the agreed upon and "contracted for rate of interest" of this lending transaction shall be deemed to be increased by the rate of interest resulting from the inclusion of the Additional Sums.

          3.6 It is the intent of the parties to comply with the usury law of the State of Arizona (the "Applicable Usury Law"). Accordingly, it is agreed
                           --------------------
that notwithstanding any provisions to the contrary in this Note, or in any of the documents securing payment hereof or otherwise relating hereto, in no event shall this Note or such documents require the payment or permit the collection of interest in excess of the maximum Interest Rate, then in any such event (1) the provisions of the paragraph shall govern and control, (2) neither Borrower nor any other person or entity now or hereafter liable for the payment hereof shall be obligated to pay the amount of such interest to the extent that it is in excess of the Maximum Interest Rate, (3) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal amount hereof or refunded to Borrower, at FINOVA's option, and (4) the effective rate of interest shall be automatically reduced to the Maximum Interest Rate. It is further agreed, without limiting the generality of the foregoing, that to the extent permitted by the Applicable Usury Law; (x) all calculations of interest which are made for the purpose of determining whether such rate would exceed the Maximum Interest Rate shall be made by amortizing, prorating, allocating and spreading during the period of the full stated term of the loan evidenced hereby, all interest at any time contracted for, charged or received from Borrower or otherwise in connection with such loan; and (y) in the event that the effective rate of interest on the loan should at any time exceed the Maximum Interest Rate, such excess interest that would otherwise have been collected had there been no ceiling imposed by the Applicable Usury Law shall be paid to FINOVA from time to time, if and when the effective interest rate on the loan otherwise falls below the Maximum Interest Rate, until the entire amount of interest which would otherwise have been collected had there been no ceiling imposed by the Applicable Usury Law has been paid in full. Borrower further agrees that should the Maximum Interest Rate be increased at any time hereafter because of a change in the Applicable Usury Law, then to the extent not prohibited by the Applicable Usury Law, such increases shall apply to all indebtedness evidenced hereby regardless of when incurred; but, again to the extent not prohibited by the Applicable Usury Law, should the Maximum Interest Rate be decreased because of a change in the Applicable Usury Law, such decreases shall not apply to the indebtedness evidenced hereby regardless of when incurred.

          3.7 FINOVA may at any time transfer this Note and FINOVA's rights in any or all collateral securing this Note, and FINOVA thereafter shall be relieved from all liability with respect to such collateral arising after the date of such transfer.

          3.8 This Note shall be binding upon Borrower and its legal representatives, successors and assigns. Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Note shall be prohibited by or invalid under such law, such provision shall be severable, and be ineffective to the extent of such prohibition or invalidity, without invalidating the remaining provisions of this Note.

          THIS NOTE HAS BEEN DELIVERED FOR ACCEPTANCE BY FINOVA IN PHOENIX, ARIZONA AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAW PROVISIONS) OF THE STATE OF ARIZONA, AS THE SAME MAY FROM TIME TO TIME BE IN EFFECT, INCLUDING, WITHOUT LIMITATION, THE UNIFORM COMMERCIAL CODE AS ADOPTED IN ARIZONA. BORROWER HEREBY (i) IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN MARICOPA COUNTY, ARIZONA OVER ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY MATTER ARISING FROM OR RELATED TO THIS NOTE; (ii) WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON BORROWER, AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY MESSENGER, CERTIFIED MAIL OR REGISTERED MAIL DIRECTED TO BORROWER AT THE ADDRESS SET FORTH BELOW AND SERVICE SO

MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR THREE
(3) DAYS AFTER THE SAME SHALL HAVE BEEN POSTED TO BORROWER'S ADDRESS; (iii) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT BORROWER MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF ANY SUCH ACTION OR PROCEEDING; (iv) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW; (v) AGREES NOT TO INSTITUTE ANY LEGAL ACTION OR PROCEEDING AGAINST FINOVA OR ANY OF FINOVA'S DIRECTORS, OFFICERS, EMPLOYEES, AGENTS OR PROPERTY, CONCERNING ANY MATTER ARISING OUT OF OR RELATING TO THIS NOTE IN ANY COURT OTHER THAN ONE LOCATED IN MARICOPA COUNTY, ARIZONA; AND (vi) IRREVOCABLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION ARISING UNDER OR IN CONNECTION WITH THIS NOTE. NOTHING IN THIS PARAGRAPH SHALL AFFECT OR IMPAIR FINOVA'S RIGHT TO SERVE LEGAL PROCESS IN ANY MANNER PERMITTED BY LAW OR FINOVA'S RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST BORROWER OR BORROWER'S PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.

"BORROWER"



VIDEO CITY, INC., a Delaware corporation              LEPTIS MAGNA, INC., a Colorado corporation
Fed ID Tax No. 95-3897052                             Fed ID Tax No. 84-0964171



By: /s/ Robert Y. Lee                                 By: /s/ Robert Y. Lee
   ----------------------------------                    ----------------------------------
Name:  Robert Y. Lee                                  Name:  Robert Y. Lee
     --------------------------------                      --------------------------------
Title: CEO                                            Title: President
      -------------------------------                       -------------------------------

Address:                                              Address:
6840 District Blvd.                                   15503 E. Mississippi Ave.
Bakersfield, California  93313                        Aurora, Colorado  80017

ADVENTURES IN VIDEO, INC., a Minnesota                OLD REPUBLIC ENTERTAINMENT, INC., a California
corporation                                           corporation
Fed ID Tax No. 41-1429740                             Fed ID Tax No. 71-0460482



By: /s/ Robert Y. Lee                                 By: /s/ Robert Y. Lee
   ----------------------------------                    ----------------------------------
Name:  Robert Y. Lee                                  Name:  Robert Y. Lee
     --------------------------------                      --------------------------------
Title: President                                      Title: President
      -------------------------------                       -------------------------------

Address:                                              Address:


10705 University Ave. NE                              2723 E. Main St.
Blaine, Minnesota  55434                              Ventura, California  93003

KDDJ INVESTMENTS, INC., a Minnesota                   SULPIZIO ONE, INC., a California corporation
corporation                                           Fed ID Tax No. 33-0636666
Fed ID Tax No. 94-3057641


By: /s/ Robert Y. Lee                                 By: /s/ Robert Y. Lee
   ----------------------------------                    ----------------------------------
Name:  Robert Y. Lee                                  Name:  Robert Y. Lee
     --------------------------------                      --------------------------------
Title: President                                      Title: President
      -------------------------------                       -------------------------------

Address:                                              Address:
10705 University Ave. NE                              6840 District Blvd.
Blaine, Minnesota  55434                              Bakersfield, California  93313

                            SECURED PROMISSORY NOTE
                            -----------------------
                                  (Tranche B)
                                  -----------

$1,735,000                                                      Phoenix, Arizona
                                                                  March 24, 1998

          FOR VALUE RECEIVED, each of VIDEO CITY, INC., a Delaware corporation, ADVENTURES IN VIDEO, INC., a Minnesota corporation, KDDJ INVESTMENTS, INC., a Minnesota corporation, OLD REPUBLIC ENTERTAINMENT, INC., a California corporation, LEPTIS MAGNA, INC., a Colorado corporation, and SULPIZIO ONE, INC., a California corporation (jointly and severally, "Borrower"), promises to pay to
                                                  --------
the order of FINOVA CAPITAL CORPORATION, a Delaware corporation ("FINOVA"), at
                                                                  ------
its offices at 355 South Grand Avenue, Suite 2400, Los Angeles, California 90071, or at such other place or places as FINOVA may from time to time designate in writing, the principal sum of One Million Seven Hundred Thirty Five Thousand Dollars ($1,735,000) or so much as shall have been drawn by the undersigned pursuant to the terms of the Loan Agreement (as defined below), plus interest in the manner and upon the terms and conditions set forth below. This Secured Promissory Note (Tranche B) ("Note") is made pursuant to that certain
                                      ----
Loan and Security Agreement of even date between the FINOVA and Borrower (the "Loan Agreement"), the provisions of which are incorporated herein by this
---------------
reference. Capitalized terms herein, unless otherwise noted, shall have the meaning set forth in the Loan Agreement.

1.0  SCHEDULE OF PAYMENTS; RATE AND PAYMENT OF INTEREST; PREPAYMENT.
     --------------------------------------------------------------

          1.1  This Note shall be payable as follows:

          a. Subject to Section 1.1(b) below, equal successive monthly installments of principal based on a sixty month amortization, plus interest, beginning on the first day of the first month after the respective advance and continuing on the first day of each month thereafter; and

          b. A final installment of all unpaid principal plus accrued and unpaid interest and charges on the earlier of (i) March 23, 2003, or (ii) the date the Agreement is terminated by either party for any reason whatsoever.

          1.2 Prepayment may be made under this Note in whole but not in part, subject to the Termination set forth in the Loan Agreement, provided that such prepayment is preceded by not less than five (5) business days prior written notice to FINOVA and accompanied by all accrued by unpaid interest and the full amount of the applicable Termination Fee. Notwithstanding anything herein to the contrary, in the event the Loan Agreement is terminated by Borrower, by FINOVA as permitted under the Loan Agreement or by any other person at any time, then the entire unpaid principal balance of this Note, together with all accrued and unpaid interest hereon and the full amount of the applicable Termination Fee, shall become immediately due and payable in full on the effective date of such termination, without presentment, notice or demand of any kind.

          1.3 Interest shall be computed on the basis of a 360-day year for the actual number of days elapsed, and shall be at the rate of two and three-quarters (2.75) percentage points above the Prime Rate (as hereinafter defined); provided, however, upon the occurrence and during the continuance of an event of
--------  -------
default (as hereinafter defined), interest shall accrue on the outstanding principal balance of this Note at a default rate (the "Default Rate") of two (2)
                                                       ------------
percentage points above the Prime Rate, and shall be payable on demand.  "Prime
                                                                          -----
Rate" means, for any day, the rate of interest per annum (over a year of 360
----
days) announced by Citibank, N.A. (the "Bank"), from time to time, as its "base
                                        ----
rate" (or any successor thereto) in effect on such day. The Prime Rate is not necessarily the lowest rate charged by the Bank. The applicable rate of interest assessed hereunder will be increased or decreased from time to time hereafter in an amount equal to any increase or decrease hereafter made by the Bank in the Prime Rate. A change in the Prime Rate shall be effective on the first day following such change.

2.0  EVENTS OF DEFAULTS; REMEDIES.
     ----------------------------

          2.1 The occurrence of any one of the following events shall constitute a default by Borrower under this Note (hereinafter an "Event of
                                                                  --------
Default"):  (a) if Borrower fails to pay to FINOVA an installment of principal
-------
or interest hereunder when due; (b) if Borrower fails to pay any of its Obligations (as defined in the Loan Agreement) to FINOVA when due and payable or declared due and payable; (c) if Borrower fails or neglects to perform, keep or observe any term, provision, covenant, warranty or representation contained in this Note or the Loan Agreement (other than as referred to in (a) or (b) of this paragraph), which is required to be performed, kept or observed by Borrower or if a default occurs under the Loan Agreement; or (d) the occurrence of a default or an event of default under any agreement, instrument or document heretofore, now or at any time or times hereafter delivered to FINOVA by Borrower or by any guarantor of part or all of Borrower's Obligations to FINOVA.

          2.2 Upon the occurrence of any Event of Default hereunder, in addition to FINOVA's right to charge interest on the Obligations at the Default
Rate: (a) at the option of FINOVA, the entire unpaid amount of all of the Obligations, including without limitation the Termination Fee, shall become immediately due and payable without demand, notice or legal process of any kind;
(b) FINOVA may, at its option, without demand, notice or legal process of any kind, exercise any and all rights and remedies granted to it by the Loan Agreement or by any other agreement now or hereafter existing between FINOVA and Borrower or between FINOVA and any guarantor of part or all of Borrower's liabilities to FINOVA; and (c) FINOVA may at its option exercise from time to time any other rights and remedies available to it under the Uniform Commercial Code or other law of the State of Arizona.

          2.3 The remedies of FINOVA as provided herein and in the Loan Agreement shall be cumulative and concurrent, and may be pursued singularly, successively, or together, at the sole discretion of FINOVA. No act of omission or commission of FINOVA, including specifically any failure to exercise any right, remedy or recourse, shall be deemed to be a waiver or release of the same, such waiver or release to be effected only through a written document executed by FINOVA and then only to the extent specifically recited therein. A waiver or release with reference to any one event shall not be construed as continuing, as a bar to, or as a waiver or release of, any subsequent right, remedy or recourse as to a subsequent event.

3.0  GENERAL PROVISIONS.
     ------------------

          3.1 Borrower warrants and represents to FINOVA that Borrower has used and will continue to use the loans and advances represented by this Note solely for proper business purposes, and consistent with all applicable laws and statutes.

          3.2 This Note is secured by the Collateral described in the Loan Agreement.

          3.3 Borrower waives presentment, demand and protest, notice of protest, notice of presentment and all other notices and demands in connection with the enforcement of FINOVA's rights hereunder, except as specifically provided and called for by this Note, and hereby consents to, and waives notice of, the release, addition, or substitution, with or without consideration, of any collateral or of any person liable for payment of this Note. Any failure of FINOVA to exercise any right available hereunder or otherwise shall not be construed as a waiver of the right to exercise the same or as a waiver of any other right at any other time.

          3.4 If this Note is not paid when due or upon the occurrence of an Event of Default, Borrower further promises to pay all costs of collection, foreclosure fees, attorneys fees and expert witness fees incurred by FINOVA, whether or not suit is filed hereon, and the fees, costs and expenses as provided in the Loan Agreement.

          3.5 The contracted for rate of interest of the loan contemplated hereby, without limitation, shall consist of the following: (i) the interest rate set forth on the Schedule, calculated and applied to the principal balance of this Note in accordance with the provisions of this Note: (ii) interest after an Event of Default, calculated and applied to the amounts due under this Note in accordance with the provisions hereof; and (iii) all Additional Sums (as herein defined), if any. Borrower agrees to pay an effective contracted for rate of interest which is the sum of the above-referenced elements. All examination fees, attorneys fees, expert witness fees, letter of credit fees, collateral monitoring fees, closing fees, facility fees, Termination Fees, Minimum Interest Charges, other charges, goods, things in action or any other sums or things of value paid or payable by Borrower (collectively, the "Additional Sums"), whether pursuant to this Note, the Loan Agreement or any
----------------
other documents or instruments in any way pertaining to this lending transaction, or otherwise with respect to this lending transaction, that under any applicable law may be deemed to be interest with respect to this lending transaction, for the purpose of any applicable law that may limit the maximum amount of interest to be charged with respect to this lending transaction, shall be payable by Borrower as, and shall be deemed to be, additional interest and for such purposes only, the agreed upon and "contracted for rate of interest" of this lending transaction shall be deemed to be increased by the rate of interest resulting from the inclusion of the Additional Sums.

          3.6 It is the intent of the parties to comply with the usury law of the State of Arizona (the "Applicable Usury Law"). Accordingly, it is agreed
                           --------------------
that notwithstanding any provisions to the contrary in this Note, or in any of the documents securing payment hereof or otherwise relating hereto, in no event shall this Note or such documents require the payment or permit the collection of interest in excess of the maximum Interest Rate, then in any such event (1) the provisions of the paragraph shall govern and control, (2) neither Borrower nor any other person or entity now or hereafter liable for the payment hereof shall be obligated to pay the amount of such interest to the extent that it is in excess of the Maximum Interest Rate, (3) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal amount hereof or refunded to Borrower, at FINOVA's option, and (4) the effective rate of interest shall be automatically reduced to the Maximum Interest Rate. It is further agreed, without limiting the generality of the foregoing, that to the extent permitted by the Applicable Usury Law; (x) all calculations of interest which are made for the purpose of determining whether such rate would exceed the Maximum Interest Rate shall be made by amortizing, prorating, allocating and spreading during the period of the full stated term of the loan evidenced hereby, all interest at any time contracted for, charged or received from Borrower or otherwise in connection with such loan; and (y) in the event that the effective rate of interest on the loan should at any time exceed the Maximum Interest Rate, such excess interest that would otherwise have been collected had there been no ceiling imposed by the Applicable Usury Law shall be paid to FINOVA from time to time, if and when the effective interest rate on the loan otherwise falls below the Maximum Interest Rate, until the entire amount of interest which would otherwise have been collected had there been no ceiling imposed by the Applicable Usury Law has been paid in full. Borrower further agrees that should the Maximum Interest Rate be increased at any time hereafter because of a change in the Applicable Usury Law, then to the extent not prohibited by the Applicable Usury Law, such increases shall apply to all indebtedness evidenced hereby regardless of when incurred; but, again to the extent not prohibited by the Applicable Usury Law, should the Maximum Interest Rate be decreased because of a change in the Applicable Usury Law, such decreases shall not apply to the indebtedness evidenced hereby regardless of when incurred.

          3.7 FINOVA may at any time transfer this Note and FINOVA's rights in any or all collateral securing this Note, and FINOVA thereafter shall be relieved from all liability with respect to such collateral arising after the date of such transfer.

          3.8 This Note shall be binding upon Borrower and its legal representatives, successors and assigns. Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Note shall be prohibited by or invalid under such law, such provision shall be severable, and be ineffective to the extent of such prohibition or invalidity, without invalidating the remaining provisions of this Note.

          THIS NOTE HAS BEEN DELIVERED FOR ACCEPTANCE BY FINOVA IN PHOENIX, ARIZONA AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAW PROVISIONS) OF THE STATE OF ARIZONA, AS THE SAME MAY FROM TIME TO TIME BE IN EFFECT, INCLUDING, WITHOUT LIMITATION, THE UNIFORM COMMERCIAL CODE AS ADOPTED IN ARIZONA. BORROWER HEREBY (i) IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN MARICOPA COUNTY, ARIZONA OVER ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY MATTER ARISING FROM OR RELATED TO THIS NOTE; (ii) WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON BORROWER, AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY MESSENGER, CERTIFIED MAIL OR REGISTERED MAIL DIRECTED TO BORROWER AT THE ADDRESS SET FORTH BELOW AND SERVICE SO

MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR THREE
(3) DAYS AFTER THE SAME SHALL HAVE BEEN POSTED TO BORROWER'S ADDRESS; (iii) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT BORROWER MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF ANY SUCH ACTION OR PROCEEDING; (iv) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW; (v) AGREES NOT TO INSTITUTE ANY LEGAL ACTION OR PROCEEDING AGAINST FINOVA OR ANY OF FINOVA'S DIRECTORS, OFFICERS, EMPLOYEES, AGENTS OR PROPERTY, CONCERNING ANY MATTER ARISING OUT OF OR RELATING TO THIS NOTE IN ANY COURT OTHER THAN ONE LOCATED IN MARICOPA COUNTY, ARIZONA; AND (vi) IRREVOCABLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION ARISING UNDER OR IN CONNECTION WITH THIS NOTE. NOTHING IN THIS PARAGRAPH SHALL AFFECT OR IMPAIR FINOVA'S RIGHT TO SERVE LEGAL PROCESS IN ANY MANNER PERMITTED BY LAW OR FINOVA'S RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST BORROWER OR BORROWER'S PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.

"BORROWER"



VIDEO CITY, INC., a Delaware corporation              LEPTIS MAGNA, INC., a Colorado corporation
Fed ID Tax No. 95-3897052                             Fed ID Tax No. 84-0964171



By: /s/ Robert Y. Lee                                 By: /s/ Robert Y. Lee
   -----------------------------------                   -----------------------------------
Name:  Robert Y. Lee                                  Name:  Robert Y. Lee
     ---------------------------------                     ---------------------------------
Title: CEO                                            Title: President
      --------------------------------                      --------------------------------

Address:                                              Address:
6840 District Blvd.                                   15503 E. Mississippi Ave.
Bakersfield, California  93313                        Aurora, Colorado  80017

ADVENTURES IN VIDEO, INC., a                          OLD REPUBLIC ENTERTAINMENT, INC., a
Minnesota  corporation                                California corporation
Fed ID Tax No. 41-1429740                             Fed ID Tax No. 71-0460482



By: /s/ Robert Y. Lee                                 By: /s/ Robert Y. Lee
   -----------------------------------                   -----------------------------------
Name:  Robert Y. Lee                                  Name:  Robert Y. Lee
     ---------------------------------                     ---------------------------------
Title: President                                      Title: President
      --------------------------------                      --------------------------------

Address:                                              Address:


10705 University Ave. NE                               2723 E. Main St.
Blaine, Minnesota  55434                               Ventura, California  93003

KDDJ INVESTMENTS, INC., a Minnesota                    SULPIZIO ONE, INC., a California
corporation                                            corporation Fed ID Tax No. 33-0636666
Fed ID Tax No. 94-3057641


By: /s/ Robert Y. Lee                                  By: /s/ Robert Y. Lee
   ----------------------------------                     ----------------------------------
Name:  Robert Y. Lee                                   Name:  Robert Y. Lee
     --------------------------------                       --------------------------------
Title: President                                       Title: President
      -------------------------------                        -------------------------------

Address:                                               Address:
10705 University Ave. NE                               6840 District Blvd.
Blaine, Minnesota  55434                               Bakersfield, California  93313

                            SECURED PROMISSORY NOTE
                            -----------------------
                                  (Tranche C)
                                  -----------
$1,800,000                                                      Phoenix, Arizona
                                                                  March 24, 1998

          FOR VALUE RECEIVED, each of VIDEO CITY, INC., a Delaware corporation, ADVENTURES IN VIDEO, INC., a Minnesota corporation, KDDJ INVESTMENTS, INC., a Minnesota corporation, OLD REPUBLIC ENTERTAINMENT, INC., a California corporation, LEPTIS MAGNA, INC., a Colorado corporation, and SULPIZIO ONE, INC., a California corporation (jointly and severally, "Borrower"), promises to pay to
                                                  --------
the order of FINOVA CAPITAL CORPORATION, a Delaware corporation ("FINOVA"), at
                                                                  ------
its offices at 355 South Grand Avenue, Suite 2400, Los Angeles, California 90071, or at such other place or places as FINOVA may from time to time designate in writing, the principal sum of One Million Eight Hundred Thousand Dollars ($1,800,000) or so much as shall have been drawn by the undersigned pursuant to the terms of the Loan Agreement (as defined below), plus interest in the manner and upon the terms and conditions set forth below. This Secured Promissory Note (Tranche C) ("Note") is made pursuant to that certain Loan and
                              ----
Security Agreement of even date between the FINOVA and Borrower (the "Loan
                                                                      ----
Agreement"), the provisions of which are incorporated herein by this reference.
---------
Capitalized terms herein, unless otherwise noted, shall have the meaning set forth in the Loan Agreement.

1.0  SCHEDULE OF PAYMENTS; RATE AND PAYMENT OF INTEREST; PREPAYMENT.
     --------------------------------------------------------------

          1.1  This Note shall be payable as follows:

          a. Subject to Section 1.1(b) below, equal successive monthly installments of principal based on a sixty month amortization of one-third of the original outstanding principal amount of the Tranche C Term Loans, plus interest on the entire outstanding principal amount, beginning on the first day of the first month after the respective advance and continuing on the first day of each month thereafter; and

          b. A final installment of all unpaid principal plus accrued and unpaid interest and charges on the earlier of (i) March 23, 2001, or (ii) the date the Agreement is terminated by either party for any reason whatsoever.

          1.2 Prepayment may be made under this Note in whole but not in part, subject to the Termination set forth in the Loan Agreement, provided that such prepayment is preceded by not less than five (5) business days prior written notice to FINOVA and accompanied by all accrued by unpaid interest and the full amount of the applicable Termination Fee. Notwithstanding anything herein to the contrary, in the event the Loan Agreement is terminated by Borrower, by FINOVA as permitted under the Loan Agreement or by any other person at any time, then the entire unpaid principal balance of this Note, together with all accrued and unpaid interest hereon and the full amount of the applicable Termination Fee, shall become immediately due and payable in full on the effective date of such termination, without presentment, notice or demand of any kind.

          1.3 Interest shall be computed on the basis of a 360-day year for the actual number of days elapsed, and shall be at the rate of two and three-quarters (2.75) percentage points above the Prime Rate (as hereinafter defined); provided, however, upon the occurrence and during the continuance of an event of
--------  -------
default (as hereinafter defined), interest shall accrue on the outstanding principal balance of this Note at a default rate (the "Default Rate") of two (2)
                                                       ------------
percentage points above the Prime Rate, and shall be payable on demand.  "Prime
                                                                          -----
Rate" means, for any day, the rate of interest per annum (over a year of 360
----
days) announced by Citibank, N.A. (the "Bank"), from time to time, as its "base
                                        ----
rate" (or any successor thereto) in effect on such day. The Prime Rate is not necessarily the lowest rate charged by the Bank. The applicable rate of interest assessed hereunder will be increased or decreased from time to time hereafter in an amount equal to any increase or decrease hereafter made by the Bank in the Prime Rate. A change in the Prime Rate shall be effective on the first day following such change.

2.0  EVENTS OF DEFAULTS; REMEDIES.
     ----------------------------

          2.1 The occurrence of any one of the following events shall constitute a default by Borrower under this Note (hereinafter an "Event of
                                                                  --------
Default"):  (a) if Borrower fails to pay to FINOVA an installment of principal
-------
or interest hereunder when due; (b) if Borrower fails to pay any of its Obligations (as defined in the Loan Agreement) to FINOVA when due and payable or declared due and payable; (c) if Borrower fails or neglects to perform, keep or observe any term, provision, covenant, warranty or representation contained in this Note or the Loan Agreement (other than as referred to in (a) or (b) of this paragraph), which is required to be performed, kept or observed by Borrower or if a default occurs under the Loan Agreement; or (d) the occurrence of a default or an event of default under any agreement, instrument or document heretofore, now or at any time or times hereafter delivered to FINOVA by Borrower or by any guarantor of part or all of Borrower's Obligations to FINOVA.

          2.2 Upon the occurrence of any Event of Default hereunder, in addition to FINOVA's right to charge interest on the Obligations at the Default
Rate: (a) at the option of FINOVA, the entire unpaid amount of all of the Obligations, including without limitation the Termination Fee, shall become immediately due and payable without demand, notice or legal process of any kind;
(b) FINOVA may, at its option, without demand, notice or legal process of any kind, exercise any and all rights and remedies granted to it by the Loan Agreement or by any other agreement now or hereafter existing between FINOVA and Borrower or between FINOVA and any guarantor of part or all of Borrower's liabilities to FINOVA; and (c) FINOVA may at its option exercise from time to time any other rights and remedies available to it under the Uniform Commercial Code or other law of the State of Arizona.

          2.3 The remedies of FINOVA as provided herein and in the Loan Agreement shall be cumulative and concurrent, and may be pursued singularly, successively, or together, at the sole discretion of FINOVA. No act of omission or commission of FINOVA, including specifically any failure to exercise any right, remedy or recourse, shall be deemed to be a waiver or release of the same, such waiver or release to be effected only through a written document executed by FINOVA and then only to the extent specifically recited therein. A waiver or release with reference to any one event shall not be construed as continuing, as a bar to, or as a waiver or release of, any subsequent right, remedy or recourse as to a subsequent event.

3.0  GENERAL PROVISIONS.
     ------------------

          3.1 Borrower warrants and represents to FINOVA that Borrower has used and will continue to use the loans and advances represented by this Note solely for proper business purposes, and consistent with all applicable laws and statutes.

          3.2 This Note is secured by the Collateral described in the Loan Agreement.

          3.3 Borrower waives presentment, demand and protest, notice of protest, notice of presentment and all other notices and demands in connection with the enforcement of FINOVA's rights hereunder, except as specifically provided and called for by this Note, and hereby consents to, and waives notice of, the release, addition, or substitution, with or without consideration, of any collateral or of any person liable for payment of this Note. Any failure of FINOVA to exercise any right available hereunder or otherwise shall not be construed as a waiver of the right to exercise the same or as a waiver of any other right at any other time.

          3.4 If this Note is not paid when due or upon the occurrence of an Event of Default, Borrower further promises to pay all costs of collection, foreclosure fees, attorneys fees and expert witness fees incurred by FINOVA, whether or not suit is filed hereon, and the fees, costs and expenses as provided in the Loan Agreement.

          3.5 The contracted for rate of interest of the loan contemplated hereby, without limitation, shall consist of the following: (i) the interest rate set forth on the Schedule, calculated and applied to the principal balance of this Note in accordance with the provisions of this Note: (ii) interest after an Event of Default, calculated and applied to the amounts due under this Note in accordance with the provisions hereof; and (iii) all Additional Sums (as herein defined), if any. Borrower agrees to pay an effective contracted for rate of interest which is the sum of the above-referenced elements. All examination fees, attorneys fees, expert witness fees, letter of credit fees, collateral monitoring fees, closing fees, facility fees, Termination Fees, Minimum Interest Charges, other charges, goods, things in action or any other sums or things of value paid or payable by Borrower (collectively, the "Additional Sums"), whether pursuant to this Note, the Loan Agreement or any
----------------
other documents or instruments in any way pertaining to this lending transaction, or otherwise with respect to this lending transaction, that under any applicable law may be deemed to be interest with respect to this lending transaction, for the purpose of any applicable law that may limit the maximum amount of interest to be charged with respect to this lending transaction, shall be payable by Borrower as, and shall be deemed to be, additional interest and for such purposes only, the agreed upon and "contracted for rate of interest" of this lending transaction shall be deemed to be increased by the rate of interest resulting from the inclusion of the Additional Sums.

          3.6 It is the intent of the parties to comply with the usury law of the State of Arizona (the "Applicable Usury Law"). Accordingly, it is agreed
                           --------------------
that notwithstanding any provisions to the contrary in this Note, or in any of the documents securing payment hereof or otherwise relating hereto, in no event shall this Note or such documents require the payment or permit the collection of interest in excess of the maximum Interest Rate, then in any such event (1) the provisions of the paragraph shall govern and control,
(2) neither Borrower nor any other person or entity now or hereafter liable for the payment hereof shall be obligated to pay the amount of such interest to the extent that it is in excess of the Maximum Interest Rate, (3) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal amount hereof or refunded to Borrower, at FINOVA's option, and (4) the effective rate of interest shall be automatically reduced to the Maximum Interest Rate. It is further agreed, without limiting the generality of the foregoing, that to the extent permitted by the Applicable Usury Law; (x) all calculations of interest which are made for the purpose of determining whether such rate would exceed the Maximum Interest Rate shall be made by amortizing, prorating, allocating and spreading during the period of the full stated term of the loan evidenced hereby, all interest at any time contracted for, charged or received from Borrower or otherwise in connection with such loan; and (y) in the event that the effective rate of interest on the loan should at any time exceed the Maximum Interest Rate, such excess interest that would otherwise have been collected had there been no ceiling imposed by the Applicable Usury Law shall be paid to FINOVA from time to time, if and when the effective interest rate on the loan otherwise falls below the Maximum Interest Rate, until the entire amount of interest which would otherwise have been collected had there been no ceiling imposed by the Applicable Usury Law has been paid in full. Borrower further agrees that should the Maximum Interest Rate be increased at any time hereafter because of a change in the Applicable Usury Law, then to the extent not prohibited by the Applicable Usury Law, such increases shall apply to all indebtedness evidenced hereby regardless of when incurred; but, again to the extent not prohibited by the Applicable Usury Law, should the Maximum Interest Rate be decreased because of a change in the Applicable Usury Law, such decreases shall not apply to the indebtedness evidenced hereby regardless of when incurred.

          3.7 FINOVA may at any time transfer this Note and FINOVA's rights in any or all collateral securing this Note, and FINOVA thereafter shall be relieved from all liability with respect to such collateral arising after the date of such transfer.

          3.8 This Note shall be binding upon Borrower and its legal representatives, successors and assigns. Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Note shall be prohibited by or invalid under such law, such provision shall be severable, and be ineffective to the extent of such prohibition or invalidity, without invalidating the remaining provisions of this Note.

          THIS NOTE HAS BEEN DELIVERED FOR ACCEPTANCE BY FINOVA IN PHOENIX, ARIZONA AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAW PROVISIONS) OF THE STATE OF ARIZONA, AS THE SAME MAY FROM TIME TO TIME BE IN EFFECT, INCLUDING, WITHOUT LIMITATION, THE UNIFORM COMMERCIAL CODE AS ADOPTED IN ARIZONA. BORROWER HEREBY (i) IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN MARICOPA COUNTY, ARIZONA OVER ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY MATTER ARISING FROM OR RELATED TO THIS NOTE; (ii) WAIVES PERSONAL SERVICE OF ANY AND ALL

PROCESS UPON BORROWER, AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY MESSENGER, CERTIFIED MAIL OR REGISTERED MAIL DIRECTED TO BORROWER AT THE ADDRESS SET FORTH BELOW AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR THREE (3) DAYS AFTER THE SAME SHALL HAVE BEEN POSTED TO BORROWER'S ADDRESS; (iii) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT BORROWER MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF ANY SUCH ACTION OR PROCEEDING; (iv) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW; (v) AGREES NOT TO INSTITUTE ANY LEGAL ACTION OR PROCEEDING AGAINST FINOVA OR ANY OF FINOVA'S DIRECTORS, OFFICERS, EMPLOYEES, AGENTS OR PROPERTY, CONCERNING ANY MATTER ARISING OUT OF OR RELATING TO THIS NOTE IN ANY COURT OTHER THAN ONE LOCATED IN MARICOPA COUNTY, ARIZONA; AND (vi) IRREVOCABLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION ARISING UNDER OR IN CONNECTION WITH THIS NOTE. NOTHING IN THIS PARAGRAPH SHALL AFFECT OR IMPAIR FINOVA'S RIGHT TO SERVE LEGAL PROCESS IN ANY MANNER PERMITTED BY LAW OR FINOVA'S RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST BORROWER OR BORROWER'S PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.

"BORROWER"

VIDEO CITY, INC., a Delaware corporation              LEPTIS MAGNA, INC., a Colorado corporation
Fed ID Tax No. 95-3897052                             Fed ID Tax No. 84-0964171


By: /s/ Robert Y. Lee                                 By: /s/ Robert Y. Lee
   -----------------------------------                   ------------------------------------------
Name:  Robert Y. Lee                                  Name:  Robert Y. Lee
     ---------------------------------                     ----------------------------------------
Title: CEO                                            Title: President
      --------------------------------                      ---------------------------------------

Address:                                              Address:
6840 District Blvd.                                   15503 E. Mississippi Ave.
Bakersfield, California  93313                        Aurora, Colorado  80017

ADVENTURES IN VIDEO, INC., a Minnesota                OLD REPUBLIC ENTERTAINMENT, INC., a California
corporation                                           corporation
Fed ID Tax No. 41-1429740                             Fed ID Tax No. 71-0460482

By: /s/ Robert Y. Lee                                 By: /s/ Robert Y. Lee
   -----------------------------------                   -------------------------------------------
Name:  Robert Y. Lee                                  Name:  Robert Y. Lee
     ---------------------------------                     ----------------------------------------
Title: President                                      Title: President
      --------------------------------                      ---------------------------------------

Address:                                              Address:

10705 University Ave. NE                              2723 E. Main St.
Blaine, Minnesota  55434                              Ventura, California  93003

KDDJ INVESTMENTS, INC., a Minnesota                   SULPIZIO ONE, INC., a California
corporation                                           corporation
Fed ID Tax No. 94-3057641                             Fed ID Tax No. 33-0636666


By: /s/ Robert Y. Lee                                 By: /s/ Robert Y. Lee
   -----------------------------------                   -------------------------------------------
Name:  Robert Y. Lee                                  Name:  Robert Y. Lee
     ---------------------------------                     -----------------------------------------
Title: President                                      Title: President
      --------------------------------                      ----------------------------------------

Address:                                              Address:
10705 University Ave. NE                              6840 District Blvd.
Blaine, Minnesota  55434                              Bakersfield, California  93313